UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2023

Date of reporting period: October 31, 2023

Item 1.    Reports to Stockholders.

(a) A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Annual Report The Advisors’ Inner Circle Fund October 31, 2023

Cambiar Opportunity Fund	Cambiar International Equity Fund

Cambiar SMID Fund	Cambiar International Small Cap Fund

Cambiar Small Cap Fund

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2023

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at https://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-777-8227; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2023 (UNAUDITED)

Cambiar Investors, LLC

Shareholder Letter

October 31, 2023

Cost of Capital – Year 2

Toward the end of 2021, the U.S. Federal Reserve began the process of moving to a restrictive monetary policy position. This was intended to quell an inflationary burst whose origins lay in a series of supply and demand imbalances emanating from the Covid-19 lockdowns of 2020, replete with fiscal and monetary largesse, and follows an extended period (~14 years) of ultra-low interest rates and balance sheet expansions by Central Banks worldwide. Market participants have, understandably, had difficulty processing how to appraise these anti-inflation efforts. Are they certain to generate a painful recession? How destabilizing will restrictive rates be after such a long period of low rates. Are Covid lockdown-driven supply outages the primary cause of the inflation bulge in the last two years, or was it too much money supply? Has the world exited a “lowflation” era to find itself in something a bit different? Will policies intended to decarbonize the world economy prove inflationary? Can an economic pole anchored by nations in an “illiberal East” provide a credible alternative to Western dominance? Does gigantic government spending and fiscal deficits, on a scale normally seen during major wars, nullify the restrictive monetary policy?

These are not questions that individually or collectively result in confident answers. Not really. All one can say with certainty as of late 2023 is that interest rates at the short and long end of the curve are a lot higher than at any point in the last 15 years, inflation rates appear to be trending down, and the national debt load is uncomfortably high.

Outside the United States, the post-Cold War optimism of free capital flows, free markets, and a reduced role for governments in allocating capital and resources has faded. This is most pronounced in the old poles of the Communist Second World, where Russian territorial and Chinese economic ambitions puncture the economic and political order that was expected to endure for decades. Confident answers as to where all this is going are similarly lacking.

Against this background, our internal view has been to resist anchoring to strong views about “macro narrative” questions despite the noisy rhetoric around them. The U.S. economy more resembles de-mobilization at the end of World War II, replete with all manner of industrial imbalances and international tensions, than any normal business-cycle analysis. These imbalances are finally dwindling down, along with an acute money supply bulge that we believe had as much to do with the inflation problems as any other factor. Net, it has been far more productive to focus on individual companies and industry/competitive dynamics and assess how these might develop favorably or unfavorably, as the case may be. Notably, a classic “defensive” playbook in equities, featuring heavy positions in defensive sectors such as utilities, staples, and healthcare stocks has been ineffectual throughout 2022 and 2023. This probably has as much to do with the 21st Century inverse correlation between bond valuations and stock valuations breaking down (they have become positively correlated) as company-specific factors.

Businesses solve problems, such as how best to grow, how to produce better products, how to bring value to their customers, what kind of innovations will be necessary, and so forth. Prices and price discovery are among the primary informational inputs that businesses use to answer these questions. With some degree of consistency, we are seeing businesses solve the price/ volume/value and logistics questions that have plagued the environment since early 2020. While there have been moments of acute excess and privation, it is (mostly) the same businesses and industries that exhibited strength and robustness prior to the 2020 COVID lockdowns that continue to exhibit strength. This includes all manner of digital economy businesses and traditional industrial businesses. Weaker business models and industries with fragmented competition, or sensitivity to financing costs, have been more challenged.

While it is easy to malign a macro-driven stock market narrative, it is clear enough that two big picture elements remain profound matters. The first is whether a return to an ultra-low inflation economy (as was the case from 2008-2019) is realistic, or has the world moved past the lowflation era. The second is whether economic growth can and must stagnate (or contract) to keep inflation sustainably under control. Bond yields, especially longer maturities, appear to be skeptical that lowflation will return entirely, while an inverted yield curve presages lower growth and an unsustainably high Fed Funds rate. It is quite possible that the spectacular increase in Federal Government debt, and substantial “structural” budget deficit position will itself prove to be additive to inflationary pressure. At the very least, 2023 has been the first year in a very long time where the supply of bond buyers needed to meet the enormous funding and issuance requirements has been in some question – also raising questions about what an equilibrium interest rate might be, and whether the correlation between stock valuations and bond yields may more resemble the 1970s-2000 (negatively correlated) versus the 2000-2021 version (positively correlated).

In 2023, this combination of restrictive monetary policy and limited economic predictability fueled a preference for profit growth “havens”. Some inevitable cooling of volumes and pricing power is inbound, while the severity and duration of the cooling remains uncertain. This... is our best explanation of the acutely narrow market breadth that has prevailed in 2023, as an extremely small group of stocks (the so-called Magnificent 7 or M7) have powered S&P 500 returns along with global averages. The M7 stocks have in common a strong presence in the digital economy of 2023 and likely beyond, though it is worth recalling that this kind of logic has found favor in past stock market eras only to prove errant in subsequent years.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2023 (UNAUDITED)

Proponents of greater stock market breadth may recall a quote of Roman poet Horace:

“Many shall be restored that now are fallen and many shall fall that now are in honor.”

Our crystal ball remains murky, though a bit less than it was a year ago. We expected stocks to struggle to find direction in 2023, and for investor confidence in earnings, the appropriate discount rate, or the path of monetary policy to be lacking. Accordingly, we anticipated a low conviction, rotational market, characterized by multiple compression and asset price deflation as the higher cost of capital fed into valuations, until such time as less restrictive monetary policy could credibly be implemented. That view has generally held correct, with the equal weighted S&P 500 P/E multiple compressing to 15x earnings (a bit below longer term averages) at the end of October, down from a well above normal >20x in 2021. We could not have anticipated the rapid failures of several major regional U.S. banks in the first half of 2023 along with the demise of $800+ bn Credit Suisse, nor the relatively smooth absorption by the financial system of their demises. Nor would we have anticipated the significant multiple expansion of the M7 stocks amidst this backdrop.

Looking forward, it would be unusual for the narrow market breadth to continue for a second full year. Possible, but unusual. Likewise, it would be unusual for industries that uniquely benefited from the extremely long period of ultra-low interest rates and capital costs, to suddenly assert market leadership. Improved stock market breadth and less restrictive monetary policy likely coincide. We see a path toward this in 2024. Should the path to easier monetary policy become altogether clear, we suspect stocks would react broadly and quickly — making it difficult for investors on the sidelines to capture much of the improvement in breadth or valuation. This places a high value on committing capital throughout 2024, and sticking with it as the year unfolds.

Thank you for your continued confidence in Cambiar.

Sincerely,

Brian M. Barish

President

Cambiar Investors LLC

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security. This information is for educational purposes only.

Mutual Fund investing involves risk, including possible loss of principal. In addition to the normal risks associated with equity investing, international investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Investments in small companies typically exhibit higher volatility. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Funds may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses.

Holdings are subject to change.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2023 (UNAUDITED)

Definition of Comparative Indices

MSCI EAFE Index: The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

Russell 1000® Value Index: The Russell 1000® Value Index is a float-adjusted, market capitalization weighted Index of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which consists of 3,000 of the largest U.S. equities.

Russell 2000® Value Index: The Russell 2000® Value Index is a float-adjusted, market capitalization weighted Index comprised of firms in the Russell 2000® Index that experience lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is a float-adjusted, market capitalization weighted Index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of 3,000 of the largest U.S. equities.

Russell 2500® Value Index: The Russell 2500® Value Index is a float-adjusted, market capitalization weighted Index comprised of the smallest 2500 firms in the Russell 3000® Index that experience lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index is a float-adjusted, market capitalization weighted Index that measures the performance of the 3,000 smallest companies in the United States.

S&P 500 Index: The S&P 500 is a market capitalization weighted Index of 500 of the top companies in leading industries of the U.S. economy.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND (UNAUDITED)

Fund Performance Commentary

Cambiar Domestic Strategies

Each of Cambiar’s domestic strategies outperformed their primary benchmarks in fiscal year 2023, following a tough year in 2022 that favored lower multiple stocks. 2023 has seen multiples continue to compress broadly but expand in notable areas such as digital platform businesses and artificial intelligence. A broadly expected economic recession has failed to materialize in the United States, though signs of the impact of higher interest rates are clear and present. Cambiar remains focused on consistent execution in the underwriting of new positions, maintenance of existing holdings, and selective avoidance of industries/companies that do not meet our investment criteria. We are confident that our overall discipline can remain effective in 2023, as we do not expect the cost of capital issues that have predominated in 2022 will abate.

Cambiar Opportunity Fund – The Fund benchmarks itself against the Russell 1000® Value Index and owns a mix of mostly large-cap U.S. stocks with some occasional mid-cap names. The Fund outperformed the Russell 1000® Value Index over the one-year period ending 10.31.2023 by more than 400 basis points, gaining 4.26% versus 0.13% for the index. In an era where the merits of indexation and passive investing have been lauded across the financial spectrum, the merits of true active investing are often overlooked. By definition, true active investors don’t own everything and may have portfolio weights that differ substantially from the indexes. It is notable that much of the portfolio alpha was gained through abstention, especially in the financial services space, where a conservative position in credit-driven financials (mainly banks) drove substantial outperformance in 2023. This was a direct consequence of what we can best describe as a “gut feeling” that credit risks and other “black lagoon creatures” might emerge from bank balance sheets after so many years of ultra-low interest rates and complacency about a sea change in the environment. Indeed, that happened in 2023, causing outright failures in some prior growth-darling banks (First Republic and Silicon Valley Bank), and massive multiple compression in other regional and big systemic banks, as market participants anticipate more regulatory restrictions and credit pressure.

Over the years, we have become increasingly sanguine about the investment challenges of bank stocks versus other kinds of financial businesses. Banks can and generally do participate in broad stock market rallies. However, the core business of banks is challenged to earn superior returns on capital given high capital requirements, a high regulatory burden, and a relatively looser relationship between economic growth and business lending. As stocks, they perform as beta trades all too often, faltering as yield curves flatten or broader markets flatten, but ripping under the right circumstances. For this reason, we have endeavored to build a financial services portfolio that leans more heavily on other financial businesses that are not specifically in the deposit-taking and lending game. The low draw-down of our financials under the extreme yield curve inversion in 2022 and gain versus further losses in 2023 (+6% versus -3% for the sector broadly) validates our approach. Given the extreme sentiment that currently prevails, we expect there may be attractive opportunities as markets price recessionary credit conditions into the sector.

Last year, we bemoaned Cambiar’s deficient participation in the energy sector, but this turned into a positive over the course of 2023. It is worth sharing our thoughts on the space and current approach. In the post-GFC economy of the 2010s, energy was, broadly speaking, a miserable sector replete with many undesirable characteristics, such as poor capital discipline and corporate governance, a “loose” supply side due to shale technology and innovation and capital that would chase production growth, and as well market manipulation (not always successfully) by the OPEC cartel. Add highly visible long-term obsolescence risk in the form of electronic vehicles (EVs) displacing traditional internal combustion engine (ICE) cars, and it was hard to see much merit in the space or much ability for us to estimate future multiples of earnings or the earnings for that matter.

That view became dated, just as the lowflation-forever view of interest rates and capital costs as fundamentals migrated into something very different. In the case of energy, poor returns in the 2010s have discouraged producers from aggressive spending and production growth ahead of capital generation, and longer-cycle projects are only pursued in a few jurisdictions given challenging planning horizons and hostile politics. Broadly speaking, a business school textbook will tell you that if a vital economic sector is starved for capital, returns on what capital remains in the space will rise. Thus, while wholly unintended, one should expect better, versus inferior, returns on capital for energy companies provided that the broad sociological shunning of energy companies persists. At the very least, the efficacy of OPEC to steer the energy market has grown.

The capacity of the industry to restrain capital spending, avoid excessive growth that crowds out shareholder returns, and OPEC’s capacity to manage the markets will be tested in 2024. While capital spending by shale majors in the U.S. is more subdued, efficiencies have continued to grow, and new production regions in the world (Argentina, Venezuela) have quietly added to global supply. Some of the extreme fears of 2022, such as a collapse in Russian output, failed to materialize. Given the low-ish beta of our holdings, we are not overly concerned about short-term oil price volatility, but will monitor aggregate supply growth closely.

A Better Definition of Value

For the duration of the Cambiar Opportunity Fund’s operation, which now exceeds 25 years, Cambiar Investors has pursued investments in the field of technology, internet-based marketplaces, non-traditional media, and biotechnology. Most of these sectors derive business value from Intellectual Property (IP) and highly scalable market structure. We are equally happy to look at

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND (UNAUDITED)

older and more physical-capital-driven businesses that dominate value indexes, though these have generally not led stock market returns to anywhere near the extent that IP-driven businesses have for many years. Much of the success of Cambiar Opportunity Fund, both in 2023 and prior years, has resided in our capacity to operate in these market segments with a price-discipline lens. In late 2022 and early 2023, we added capital to these positions (which had fared poorly in 2022), sensing that the basic value of searching for information on the internet, searching for transportation in a city, buying merchandise online, etc. were primordial activities in the digital age – valuations can and should only become so conservative, even as interest rates rise durably. Sticking with these convictions and our valuation framework has indeed been valuable.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND (UNAUDITED)

CHARACTERISTICS & PERFORMANCE

Characteristics
Ticker	CAMOX | CAMWX
Number of Holdings	38
Strategy Assets	$325,476 B

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED OCTOBER 31, 2023
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	4.26%	10.28%	10.19%	8.79%	8.49%
Institutional Class Shares	4.47%	10.51%	10.40%	9.02%	7.29%
S&P 500 Index	10.14%	10.36%	11.01%	11.18%	7.27%
Russell 1000® Value Index	0.13%	10.21%	6.60%	7.60%	6.58%

GROWTH OF A $10,000 INVESTMENT

(1) Returns shown represent the performance of the Investor Class Shares and Institutional Class Shares. The performance of the Institutional Class Shares may vary as a result of shareholder servicing fees paid by the Investor Class Shares. Investor Class Shares were offered beginning June 30, 1998 and Institutional Class Shares were offered beginning November 3, 2005. The S&P 500 Index annualized inception to date return since June 30, 1998. The Russell 1000® Value Index annualized inception to date return since June 30, 1998.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 3

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND (UNAUDITED)

Cambiar SMID Fund – The Fund provided a positive 1.38% return against a second consecutive year of negative return for its primary Russell 2500® Value benchmark, which was down -4.94%. The Fund is managed in a concentrated, high active share fashion in an effort to deliver alpha based on fundamental stock research insights. Importantly, we also target high-quality businesses with low leverage and seek to maintain a variety of value drivers across the portfolio, which combine to help navigate less favorable market conditions and can help protect aggregate capital in times of market stress.

Fiscal 2023 featured many similar debates to 2022, with the rising cost of capital still representing the most important evolving variable on Main Street and Wall Street. The Fed raised rates six more times over the last year, ultimately bringing the Fed Funds rate to over 5.00%, the highest it has been since 2007. As we have seen in the past, a rising cost of capital tends to burden smaller cap companies more than larger peers. This past year was no different, with the large cap Russell 1000® Value Index roughly flat for the year, while the small cap focused Russell 2000® Value Index declined nearly 10%. The second consecutive year of declining index values from all-time highs, has left the aggregate levels of these more broadly diversified indices similar to early 2021 or late 2020, implying nearly three years of little capital appreciation. While earnings growth has been harder to achieve as the economy gradually slows, the severe valuation compression across the SMID cap indices has presented more interesting investing opportunities than evident during the ebullience of 2021.

In terms of specific drivers of the Fund’s performance relative to the Russell 2500® Value benchmark, the financial holdings again produced the largest positive contribution to relative performance, due to good stock selection. Three insurance companies, each offering exposure to a unique insurance industry sub segment, were among the top five positive contributors within this sector. A derivatives exchange and commercial electronic payment processor rounded out the top 5 contributors. Our industrial holdings also fared well, similar to last year, with value driven by a leading provider of welding equipment, a distributor of HVAC equipment, a government-facing consultancy, and an electrical components supplier. The business model diversity within the top holdings in these two top performing sectors is a good representation of our strategy, aiming to expose clients to a variety of potentially accretive value drivers within sectors and across the overall portfolio. Alternatively, the Fund fared poorly with its consumer discretionary exposure. The largest detractor was an apparel producer and retailer that struggled to handle the inventory fluctuations caused by COVID supply chain disruptions. It also experienced a sudden drop in demand for its largest brand, exacerbating the inventory issues. The other significant detractor in this sector operates in the off-price retailing segment of the market and failed to capitalize on the more fertile environment presented by broad industry de-stocking in 2023. The materials sector represented the only other noteworthy sector detractor for the Fund, due mostly to our smaller weighting then the benchmark for most of the year, as the materials sector appreciated 5% vs the negative benchmark return.

At the moment, there is growing comfort across markets the cost of capital is peaking as inflation continues to slow. While we can observe and appreciate the growing comfort with these variables, we find it most helpful to remain humble about our ability to call big macro variables. We find it more productive to remain focused on pursuing the best investment opportunities for our clients across a diversified portfolio of SMID equities. Against the more challenging overall market environment, Cambiar continues to focus its SMID Fund investing efforts on advantaged businesses that convert their strengths into superior financial performance, consistently over time. We consider a conservative, low leverage balance sheet another critical component of any investment candidate. As such, our portfolio of cash flowing, low leverage businesses tend to be less reliant on the capital markets to maintain and improve market position advantages, leading to relatively less trouble managing the emerging higher cost of capital than the small-mid cap investing universe overall. While much remains uncertain, as always, we will diligently stick to our tested investment philosophy with confidence it can protect and grow client capital over time.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND (UNAUDITED)

CHARACTERISTICS & PERFORMANCE

Characteristics
Ticker	CAMMX | CAMUX
Number of Holdings	40
Strategy Assets	$167,568 B

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED OCTOBER 31, 2023
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	1.38%	11.25%	8.98%	8.24%	8.89%
Institutional Class Shares	1.46%	11.33%	9.07%	N/A	7.87%
Russell 2500® Index	-4.63%	5.51%	5.48%	6.89%	8.10%
Russell 2500® Value Index	-4.94%	10.33%	4.65%	5.90%	7.28%

GROWTH OF A $10,000 INVESTMENT

(1) Returns shown represent the performance of the Investor Class Shares and Institutional Class Shares. The performance of the Institutional Class Shares may vary as a result of shareholder servicing fees paid by the Investor Class Shares. Investor Class Shares were offered beginning May 31, 2011 and Institutional Class Shares were offered beginning November 3, 2014. The Russell 2500® Index annualized inception to date return since May 31, 2011. The Russell 2500® Value Index annualized inception to date return since May 31, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 3

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND (UNAUDITED)

Cambiar Small Cap Fund — The Fund better-protected capital than its primary Russell 2000® Value benchmark during the 2023 fiscal year, down -5.57% against a -9.93% for the Index. The Fund is managed in concentrated, high active share fashion to seek to deliver alpha based on fundamental stock research insights, but importantly as well to maintain a variety of value drivers across the portfolio to appropriately navigate less favorable market conditions and deliver effective downside capture.

The goal for the Cambiar Small Cap Fund as always is to identify and invest at appropriate valuation levels in companies demonstrating above-average internal financial/operating performance reflective of a structural product and/or advantaged market position over multi-year periods. Our expectation is that in times of relatively high capital market risk tolerance, such businesses and their respective stocks may lag, but alternatively should evidence their inherent underlying financial durability in times of market stress. The goal is to deliver through-the-cycle excess equity returns relative to the benchmark. Individual stock valuation levels and associated price-sensitivity at entry remain critical investment process components, and portfolio balance is actively managed to maintain diverse sources of combined return and to provide consistent exposure to historically less volatile and/or a-cyclical areas of the market. With a higher cost of capital regime setting in, and risk and liquidity considerations remaining a market concern for much of the 2023 fiscal year, the Fund was able to navigate the conditions better than the Index, in part because approximately 40% of the Index includes companies that deliver no profit at all, and as such are particularly disadvantaged in a higher cost of capital regime.

Backing up to the start of the fiscal year, small cap stocks and the Russell 2000® Value Index began a volatile but steady grind lower as the capital markets further discounted central bank action against decelerating but still stubborn overall inflation, at readings still elevated against more recent periods of time, particularly that overall, since the GFC. There were six more rate hikes over the course of the 2023 fund fiscal year, making a total of 11 thus far since the hiking cycle commenced in March 2022, with small caps continuing to struggle given higher capital costs across the broader economy. Elevated financing and overall costs can more quickly impact businesses of lower capitalization given fewer overall financing choices, often away from the more liquid and efficiently priced bond market. Despite declining in absolute terms, the Cambiar Small Cap Fund did deliver strong relative performance, maintaining its aggregate exposure to more profitable, higher internal investment return and lower leverage businesses across the portfolio. Stock selection was particularly strong in Healthcare and Financials and particularly weak in Industrials. Ongoing careful consideration of the financial durability and long-term hydrocarbon supply/demand structure for many small capitalization energy stocks, still low exposure to the Energy sector also negatively impacted relative returns of the Fund in fiscal 2023.

Still, the Cambiar Small Cap Fund continues to maintain a good overall balance in terms of sector allocation, business diversification, and perhaps most importantly variance of forecasted value drivers across the portfolio. Current capital market indicators, and most asset prices, do express a greater degree of conservatism than seen in recent years as a higher cost of capital regime finds its way into valuation assumptions and calculations of the financial viability of many things, from companies to cryptocurrencies. We are mindful of the rhyme to previous exuberant capital market environments and their unwind that we have witnessed, whether 1999 or 2007, and have extended our basket of observations as far back as the mid-1970s, the last time inflation and interest rate interplay held such potential consequence for the capital markets. With limited predictive capability however, we continue to execute our investment process while that much more focus on the risk-reward relationship between valuation and fundamentals in the companies we evaluate. Whatever the forward environment brings, the Cambiar Small Cap Fund continues to reflect thoughtful individual stock analysis and overall portfolio construction, set up for continued sustainable execution.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND (UNAUDITED)

CHARACTERISTICS & PERFORMANCE

Characteristics
Ticker	CAMSX | CAMZX
Number of Holdings	48
Strategy Assets	$94,318 B

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED OCTOBER 31, 2023
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	-5.57%	7.19%	5.42%	4.10%	7.78%
Institutional Class Shares	-5.42%	7.41%	5.61%	4.30%	9.63%
Russell 2000® Index	-8.56%	3.95%	3.31%	5.63%	7.39%
Russell 2000® Value Index	-9.93%	9.73%	3.26%	5.20%	6.67%

GROWTH OF A $10,000 INVESTMENT

(1) Returns shown represent the performance of the Investor Class Shares and Institutional Class Shares. The performance of the Institutional Class Shares may vary as a result of shareholder servicing fees paid by the Investor Class Shares. Investor Class Shares were offered beginning August 31, 2004 and Institutional Class Shares were offered beginning October 31, 2008. The Russell 2000® Index annualized inception to date return since August 31, 2004. The Russell 2000® Value Index annualized inception to date return since August 31, 2004.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 3

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND (UNAUDITED)

Cambiar International Equity Fund — The Cambiar International Equity Fund posted a total return of 11.85% for the fiscal year compared to MSCI EAFE Index, which returned 14.40%. International markets recovered partially from the significant decline in the prior fiscal year. After underperforming the U.S. market by nearly 8% last fiscal year, the MSCI EAFE Index outperformed the S&P 500 index by nearly 5% in the last 12 months. Japan led the rebound, posting a return of 17.18% in USD and 19.45% in JPY. At a sector level, there was a large return divergence between cyclicals and defensives. Financials, Consumer Discretionary, and Information Technology all posted high teens to low twenties percentage returns, while defensive sectors such as Healthcare, Consumer staples, and Communication Services posted mid-single digit percentage returns.

Entering the fiscal year, the International Equity Fund had a more defensive positioning, as we were concerned about 1) the unwinding of several once-in-a-generation shocks which continued to slow global economic activities, 2) geopolitical risks (especially the energy crisis in Europe last winter) which continued to reduce consumer and business confidence, and 3) a higher cost of capital that had not fully worked its way into equity market valuations. In line with our expectation, Eurozone GDP and PMI deteriorated throughout the year into the contractionary zone. Against our cautious view, the U.S. economy was particularly resilient and defied expectations of a recession. As a result, our conservative positionings in Financials, Industrials, and Consumer Discretionary sectors were a drag on relative performance. On the plus side, positive stock selection in the Information Technology, Real Estate, Materials, and Communication Services helped to partially offset the lower beta headwind.

On a regional basis, Europe continues to comprise the largest allocation in the International Equity Fund. Valuations within Europe have trailed their U.S. counterparts for some time, yet this valuation spread has expanded over the past year. European equities currently trade at a 33% discount on a forward P/E multiple; this compares to a 20% discount that was in place pre-COVID. Even on an equal sector weight basis, European stocks trade at a 17% discount to the U.S., vs the 4% average discount over the last 35 years. Looking through a fundamental lens, we expect Eurozone economic activities to stabilize and then begin to improve. Similar to the U.S., inflation trends in Europe have begun to normalize from the elevated levels a year ago. As the downward trend in inflation become more entrenched, the European Central Bank should be in a position to lower interest rates — which will then drive higher economic growth within the region. After a strong year of equity performance, we believe that Japan continues to represent an attractive investment opportunity. Valuations within Japan remain reasonable, and improved corporate governance should continue to support shareholder returns. On the macro front, we believe sustained wage growth and fiscal stimulus are likely to help stabilize the inflation rate at about 2%, which should then provide the backdrop for the Bank of Japan to gradually move away from its negative interest rate policy.

Investing in international markets without macro awareness is impossible. However, our team continues to spend the vast majority of our time on bottom-up, fundamental research — seeking to identify companies who can generate sustainable cash flows, even in a higher cost of capital regime. During the last fiscal year, we added thirteen new positions, while selling eight holdings in the Fund. Some eliminations were due to fundamental deterioration, while other sales were made to reallocate capital to higher conviction ideas that we viewed to offer a more attractive risk/reward profile. The Fund continues to maintain higher portfolio profitability metrics and lower leverage ratios relative to the MSCI EAFE Index (as measured by BARRA risk analysis). While the macro environment is always uncertain, we believe our Quality/Price/Discipline (QPD) approach will enable the Fund to generate superior risk- adjusted returns for our shareholders over a full market cycle.

Hedging and hedging instruments — Cambiar has not generally employed futures, forward contracts, and other such instruments to manage currency or other forms of volatility, as these represent “known costs for unknown benefits”, although we retain the option to do so. Our philosophy is that these instruments make the most sense for manufacturing companies, who expect to deliver a certain good at a certain time in the future with costs that can also be certain in today’s currency prices but not necessarily in the future. Mutual fund portfolios, on the other hand, are never “delivered” to a final buyer; they are intended to represent a continuous set of holdings for years or decades, with daily liquidity as an option for the investors in the Fund. Hedging instruments are not designed with any of this in mind. Hedging costs are feasible (that is to say not overly costly) in a world of stable currencies and lower interest rates, but for currencies with volatile trading patterns or high local interest rates, such as emerging market currencies, the cost of hedging instruments can be either prohibitive or wholly inconsistent in their availability. For emerging market positions, of which we have but a few presently, if one is not confident of the value and stability of local currencies, we believe it is best not to invest heavily in general.

Derivatives — The only Cambiar fund that has held any derivatives since early 2012 is the Aggressive Value Fund, where Cambiar employs the use of longer maturity call options and total return swaps on occasion. In our view, these instruments, among other impacts, can permit smoother management of Fund positions and cash balances during periods of cash flow and market volatility and also allow for some degree of improved management portfolio returns. By their nature, derivatives embed a degree of leverage and can either amplify or reduce overall portfolio performance accordingly. The Aggressive Value Fund, and subsequently ETF, did not employ any derivatives in FY2023.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND (UNAUDITED)

CHARACTERISTICS & PERFORMANCE

Characteristics
Ticker	CAMIX | CAMYX
Number of Holdings	47
Strategy Assets	$173,770 B

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED OCTOBER 31, 2023
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	11.85%	1.52%	-0.52%	0.42%	5.15%
Institutional Class Shares	11.86%	1.59%	-0.43%	0.54%	2.76%
MSCI EAFE Index	14.40%	5.73%	4.10%	3.05%	4.29%

GROWTH OF A $10,000 INVESTMENT

(1) Returns shown represent the performance of the Investor Class Shares and Institutional Class Shares. The performance of the Institutional Class Shares may vary as a result of shareholder servicing fees paid by the Investor Class Shares. Investor Class Shares were offered beginning September 9, 2002 and Institutional Class Shares were offered beginning November 30, 2012. The MSCI EAFE Index annualized inception to date return since September 9, 2002.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 3

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL SMALL CAP FUND (UNAUDITED)

International Small Cap Fund – The Board of Trustees of the Trust, at the recommendation of the Adviser, approved a Plan of Liquidation on November 28, 2023, providing for the liquidation of the Cambiar International Small Cap Fund’s assets and the distribution of the net proceeds pro rata to the Cambiar International Small Cap Fund’s shareholders. In connection therewith, the Cambiar International Small Cap Fund’s was closed to investments from new and existing shareholders effective as of November 29, 2023. The Cambiar International Small Cap Fund is expected to cease operations and liquidate on or about December 29, 2023.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL SMALL CAP (UNAUDITED)

CHARACTERISTICS & PERFORMANCE

Characteristics
Ticker	CAMFX
Number of Holdings	42
Strategy Assets	$2,851 B

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED OCTOBER 31, 2023
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Institutional Class Shares	2.64%	-4.60%	-1.35%	N/A	1.53%
MSCI EAFE Small Cap Index	6.99%	0.70%	2.00%	N/A	4.44%

GROWTH OF A $100,000 INVESTMENT

(1) Commenced operations on November 18, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 3

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND OCTOBER 31, 2023

SECTOR WEIGHTINGS (UNAUDITED)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 98.0%

	Shares	Value
AEROSPACE/DEFENSE EQUIPMENT — 6.0%
Airbus ADR	236,000	$7,877,680
RTX	142,000	11,557,380

		19,435,060

AIR FREIGHT & LOGISTICS — 3.0%
United Parcel Service, CI B	69,000	9,746,250

BANKS — 5.0%
JPMorgan Chase	71,000	9,873,260
PNC Financial Services Group	55,000	6,295,850

		16,169,110

BEVERAGES — 3.3%
Constellation Brands, Cl A	45,000	10,536,750

BROADLINE RETAIL — 3.5%
Amazon.com *	85,000	11,312,650

CAPITAL MARKETS — 7.1%
CME Group, Cl A	31,000	6,617,260
Goldman Sachs Group	31,800	9,654,798
Intercontinental Exchange	63,000	6,768,720

		23,040,778

CHEMICALS — 5.1%
Corteva	141,000	6,787,740
PPG Industries	81,000	9,944,370

		16,732,110

CONSUMER FINANCE — 3.1%
American Express	69,000	10,076,070

CONSUMER STAPLES DISTRIBUTION & RETAIL — 2.6%
Sysco	129,000	8,577,210

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value
ELECTRICAL EQUIPMENT — 1.7%
Rockwell Automation	21,000	$5,519,010

ELECTRONIC EQUIPMENT INSTRUMENTS & COMPONENTS — 2.8%
TE Connectivity	78,000	9,192,300

FINANCIAL SERVICES — 1.9%
Mastercard, CI A	17,000	6,397,950

GROUND TRANSPORTATION — 6.1%
Uber Technologies *	224,000	9,694,720
Union Pacific	50,000	10,380,500

		20,075,220

HEALTH CARE EQUIPMENT & SERVICES — 2.8%
Medtronic	127,000	8,961,120

HEALTH CARE PROVIDERS & SERVICES — 6.2%
Centene *	149,000	10,278,020
Laboratory Corp of America Holdings	50,000	9,986,500

		20,264,520

HOUSEHOLD PRODUCTS — 2.8%
Colgate-Palmolive	122,000	9,164,640

INSURANCE — 3.0%
Chubb	45,000	9,657,900

INTERACTIVE MEDIA & SERVICES — 2.8%
Alphabet, CI A *	74,000	9,181,920

LIFE SCIENCES TOOLS & SERVICES — 2.0%
Waters *	27,000	6,440,310

MULTI-UTILITIES — 2.8%
Sempra	131,000	9,173,930

OIL, GAS & CONSUMABLE FUELS — 10.9%
Cenovus Energy	620,000	11,829,600
Chevron	73,000	10,638,290
ConocoPhillips	54,000	6,415,200
Williams	195,000	6,708,000

		35,591,090

PHARMACEUTICALS — 4.9%
Bristol-Myers Squibb	120,000	6,183,600
Johnson & Johnson	67,000	9,938,780

		16,122,380

SEMI-CONDUCTORS & SEMICONDUCTOR EQUIPMENT — 6.5%
Applied Materials	46,000	6,088,100
Marvell Technology	107,000	5,052,540
Texas Instruments	70,000	9,940,700

		21,081,340

SPECIALTY RETAIL — 2.1%
TJX	78,000	6,869,460

TOTAL COMMON STOCK (Cost $273,555,428)		319,319,078

SHORT-TERM INVESTMENT — 1.9%

First American Treasury Obligation Fund 5.400% (A) (Cost $6,157,269)	6,157,269	6,157,269

TOTAL INVESTMENTS— 99.9% (Cost $279,712,697)		$325,476,347

Percentages are based on Net Assets of $325,690,444.
*	Non-income producing security.
(A)	The rate shown is the 7-day effective yield as of October 31, 2023.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND OCTOBER 31, 2023

ADR — American Depositary Receipt

Cl — Class

As of October 31, 2023, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND OCTOBER 31, 2023

SECTOR WEIGHTINGS (UNAUDITED)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 95.8%

	Shares	Value
AEROSPACE & DEFENSE — 2.0%
Mercury Systems *	91,210	$3,281,736

AIR FREIGHT & LOGISTICS — 2.5%
Expeditors International of Washington	37,690	4,117,632

AUTO COMPONENTS — 2.7%
Gentex	158,140	4,535,455

BANKS — 2.1%
BOK Financial	53,290	3,491,561

BIOTECHNOLOGY — 1.9%
Incyte *	57,720	3,112,840

BUILDING PRODUCTS — 2.7%
Masco	86,140	4,487,033

CAPITAL MARKETS — 2.9%
Cboe Global Markets	29,440	4,824,922

CONTAINERS & PACKAGING — 3.0%
Packaging Corp of America	33,160	5,075,138

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 4.3%
IPG Photonics *	39,890	3,426,551
Littelfuse	17,150	3,715,890

		7,142,441

FINANCIAL SERVICES — 4.5%
Euronet Worldwide *	51,000	3,918,840
WEX *	21,810	3,630,929

		7,549,769

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value
FOOD PRODUCT — 2.2%
Lamb Weston Holdings	40,990	$3,680,902

GAS UTILITIES — 2.7%
Atmos Energy	41,740	4,493,728

GROUND TRANSPORTATION — 2.6%
JB Hunt Transport Services	25,800	4,434,246

HEALTH CARE EQUIPMENT & SUPPLIES — 2.1%
Dentsply Sirona	114,740	3,489,243

HEALTH CARE PROVIDERS & SERVICES — 8.4%
HealthEquity *	65,730	4,711,526
Molina Healthcare *	15,740	5,240,633
Quest Diagnostics	31,850	4,143,685

		14,095,844

INDUSTRIAL REITS — 2.0%
Americold Realty Trust	132,440	3,472,577

INSURANCE — 10.8%
American Financial Group	40,000	4,374,400
Arch Capital Group *	56,720	4,916,490
Fidelity National Financial	105,360	4,118,522
Reinsurance Group of America, CI A	31,490	4,706,810

		18,116,222

IT SERVICES — 4.8%
Amdocs	45,810	3,672,130
EPAM Systems *	19,950	4,340,521

		8,012,651

LIFE SCIENCES TOOLS & SERVICES — 6.9%
Bruker	71,020	4,048,140
Charles River Laboratories International *	21,110	3,554,080
Waters *	17,000	4,055,010

		11,657,230

MACHINERY — 4.8%
Lincoln Electric Holdings	25,580	4,471,384
Toro	44,690	3,612,740

		8,084,124

OIL, GAS & CONSUMABLE FUELS — 5.8%
Magnolia Oil & Gas, CI A	219,690	4,932,040
Targa Resources	57,660	4,820,953

		9,752,993

PROFESSIONAL SERVICES — 5.1%
Booz Allen Hamilton Holding, CI A	37,000	4,437,410
Maximus	55,270	4,129,774

		8,567,184

RETAIL REITS — 2.1%
NNN REIT	95,810	3,480,777

SOFTWARE — 2.8%
Dolby Laboratories, Cl A	58,120	4,704,233

SPECIALTY RETAIL — 2.4%
Ulta Beauty *	10,600	4,041,886

WATER UTILITIES — 1.7%
Essential Utilities	86,410	2,891,279

TOTAL COMMON STOCK (Cost $153,460,005)		160,593,646

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND OCTOBER 31, 2023

SHORT-TERM INVESTMENT — 4.2%

	Shares	Value

First American Treasury Obligation Fund 5.400% (A) (Cost $6,974,565)	6,974,565	$6,974,565

TOTAL INVESTMENTS— 100.0% (Cost $160,434,570)		$167,568,211

Percentages are based on Net Assets of $167,545,452.
*	Non-income producing security.
(A)	The rate shown is the 7-day effective yield as of October 31, 2023.

Cl — Class

REIT — Real Estate Investment Trust

As of October 31, 2023, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND OCTOBER 31, 2023

SECTOR WEIGHTINGS (UNAUDITED)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 99.2%

	Shares	Value
AEROSPACE & DEFENSE — 1.6%
Mercury Systems *	42,200	$1,518,356

AIR FREIGHT & LOGISTICS — 1.8%
Hub Group, CI A *	25,000	1,718,750

AUTO COMPONENTS — 4.0%
Atmus Filtration Technologies *	91,000	1,707,160
Gentex	71,000	2,036,280

		3,743,440

BANKS — 8.2%
Prosperity Bancshares	33,000	1,799,820
Texas Capital Bancshares *	41,500	2,284,990
United Bankshares	63,500	1,805,940
United Community Banks	83,000	1,833,470

		7,724,220

BEVERAGES — 2.1%
Duckhorn Portfolio *	191,000	1,992,130

BIOTECHNOLOGY — 2.6%
Exelixis *	120,000	2,470,800

BUILDING PRODUCTS — 2.0%
PGT Innovations *	63,000	1,886,220

CHEMICALS — 2.0%
Cabot	29,000	1,927,920

COMMERCIAL SERVICES & SUPPLIES — 1.5%
Healthcare Services Group *	145,000	1,377,500

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value
DIVERSIFIED CONSUMER SERVICES — 2.2%
Frontdoor *	71,000	$2,054,030

ELECTRIC UTILITIES — 2.5%
IDACORP	24,500	2,320,395

ELECTRONICS EQUIPMENT INSTRUMENTS & COMPONENTS — 2.0%
Advanced Energy Industries	21,500	1,876,090

HEALTH CARE EQUIPMENT & SERVICES — 2.0%
Globus Medical, CI A *	40,700	1,860,397

HEALTH CARE PROVIDERS & SERVICES — 10.7%
Addus HomeCare *	28,500	2,248,650
AMN Healthcare Services *	26,000	1,972,360
HealthEquity *	36,000	2,580,480
Innovage Holding *	291,000	1,580,130
US Physical Therapy	20,000	1,682,200

		10,063,820

HEALTH CARE TECHNOLOGY — 2.9%
HealthStream	107,000	2,717,800

HOTELS, RESTAURANTS & LEISURE — 2.3%
Monarch Casino & Resort	36,000	2,166,840

HOUSEHOLD DURABLES — 1.9%
MDC Holdings	47,000	1,783,650

INDUSTRIAL REITS — 2.3%
Innovative Industrial Properties, CI A	30,500	2,190,815

INSURANCE — 10.8%
Axis Capital Holdings	43,000	2,455,300
First American Financial	41,000	2,109,040
Reinsurance Group of America, CI A	17,500	2,615,725
RenaissanceRe Holdings	13,500	2,964,465

		10,144,530

LEISURE PRODUCTS — 2.0%
Johnson Outdoors, CI A	41,000	1,949,550

MACHINERY — 2.2%
Alamo Group	13,000	2,083,900

MULTI-UTILITIES — 2.2%
Avista	65,500	2,075,695

OIL, GAS & CONSUMABLE FUELS — 2.5%
Magnolia Oil & Gas, CI A	105,000	2,357,250

PROFESSIONAL SERVICES — 11.1%
ASGN *	26,000	2,169,960
Forrester Research *	73,000	1,693,600
Insperity	25,000	2,646,000
NV5 Global *	22,500	2,122,875
WNS Holdings ADR *	32,500	1,765,400

		10,397,835

REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.1%
Marcus & Millichap	68,000	1,951,600

RETAIL REITS — 1.7%
NETSTREIT	114,000	1,624,500

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 7.8%
Diodes *	29,500	1,919,860
Rambus *	37,000	2,010,210
Tower Semiconductor *	71,000	1,634,420
Universal Display	13,000	1,809,340

		7,373,830

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value
SOFTWARE — 2.2%
Cerence *	55,000	$842,050
Envestnet *	33,500	1,239,500

		2,081,550

TOTAL COMMON STOCK (Cost $96,578,756)		93,433,413

SHORT-TERM INVESTMENT — 0.9%

First American Treasury Obligation Fund 5.400% (A) (Cost $884,435)	884,435	884,435

TOTAL INVESTMENTS— 100.1% (Cost $97,463,191)		$94,317,848

Percentages are based on Net Assets of $94,222,515.
*	Non-income producing security.
(A)	The rate shown is the 7-day effective yield as of October 31, 2023.

ADR — American Depositary Receipt

Cl — Class

REIT — Real Estate Investment Trust

As of October 31, 2023, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND OCTOBER 31, 2023

SECTOR WEIGHTINGS (UNAUDITED)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 94.7%

	Shares	Value
AUSTRALIA — 2.2%
Santos	825,000	$4,025,545

BELGIUM — 4.6%
KBC Group	83,000	4,567,894
UCB	50,000	3,657,002

		8,224,896

CANADA — 6.4%
Agnico Eagle Mines	74,000	3,471,340
Canadian National Railway	32,400	3,427,272
Suncor Energy	140,000	4,536,000

		11,434,612

FRANCE — 9.4%
Air Liquide	15,600	2,673,096
Airbus	18,700	2,507,226
Capgemini	23,000	4,064,763
LVMH Moet Hennessy Louis Vuitton	5,000	3,579,654
TotalEnergies	58,000	3,877,735

		16,702,474

GERMANY — 11.4%
Bayer	68,000	2,938,183
Deutsche Post	82,000	3,201,568
Merck KGaA	18,000	2,718,692
Puma	66,000	3,740,096
RWE	103,000	3,941,340
SAP	28,000	3,755,706

		20,295,585

HONG KONG — 2.1%
AIA Group	437,000	3,794,824

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value
JAPAN — 17.7%
Chugai Pharmaceutical	138,000	$4,092,606
Hitachi	62,000	3,929,971
Mitsubishi Estate	323,000	4,134,504
Murata Manufacturing	146,000	2,500,889
NIDEC CORP	92,000	3,374,656
Nintendo	90,000	3,718,301
Sony Group	44,900	3,732,936
Terumo	136,000	3,720,714
Tokyo Electron Ltd.	18,500	2,444,547

		31,649,124

NETHERLANDS — 3.1%
ING Groep	430,000	5,512,829

NORWAY — 2.2%
Equinor ADR	119,000	3,971,030

SINGAPORE — 4.0%
DBS Group Holdings	151,000	3,627,523
Singapore Telecommunications	2,079,000	3,612,624

		7,240,147

SWITZERLAND — 6.8%
Nestle	36,000	3,882,196
Novartis	37,000	3,463,924
Roche Holding	16,900	4,355,293
Sandoz Group *	14,000	363,986

		12,065,399

TAIWAN — 2.1%
Taiwan Semiconductor Manufacturing ADR	43,000	3,711,330

UNITED KINGDOM — 20.6%
BAE Systems	230,000	3,092,670
Barclays	2,398,000	3,848,907
Bunzl	127,000	4,530,882
Compass Group	151,000	3,806,922
Diageo	125,000	4,727,006
GSK	231,000	4,117,988
Intertek Group	81,000	3,772,467
London Stock Exchange Group	49,100	4,953,953
SSE	193,000	3,835,601

		36,686,396

UNITED STATES — 2.1%
Liberty Media Corp-Liberty Formula One, CI C *	57,000	3,687,330

TOTAL COMMON STOCK (Cost $166,885,483)		169,001,521

SHORT-TERM INVESTMENT — 2.7%

First American Treasury Obligation Fund 5.400% (A) (Cost $4,768,675)	4,768,675	4,768,675

TOTAL INVESTMENTS — 97.4% (Cost $171,654,158)		$173,770,196

Percentages are based on Net Assets of $178,452,775.
*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of October 31, 2023.

ADR — American Depositary Receipt

Cl — Class

Ltd. — Limited

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND OCTOBER 31, 2023

The following is a list of the level of inputs used as of October 31, 2023, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock
Australia	$—	$4,025,545	$—	$4,025,545
Belgium	—	8,224,896	—	8,224,896
Canada	11,434,612	—	—	11,434,612
France	—	16,702,474	—	16,702,474
Germany	—	20,295,585	—	20,295,585
Hong Kong	—	3,794,824	—	3,794,824
Japan	—	31,649,124	—	31,649,124
Netherlands	—	5,512,829	—	5,512,829
Norway	3,971,030	—	—	3,971,030
Singapore	—	7,240,147	—	7,240,147
Switzerland	363,986	11,701,413	—	12,065,399
Taiwan	3,711,330	—	—	3,711,330
United Kingdom	—	36,686,396	—	36,686,396
United States	3,687,330	—	—	3,687,330

Total Common Stock	23,168,288	145,833,233	—	169,001,521

Short-Term Investment	4,768,675	—	—	4,768,675

Total Investments in Securities	$27,936,963	$145,833,233	$—	$173,770,196

Amounts designated as “-” are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL SMALL CAP FUND OCTOBER 31, 2023

SECTOR WEIGHTINGS (UNAUDITED)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 94.7%

	Shares	Value
AUSTRIA — 2.4%
BAWAG Group	1,560	$69,483

CANADA — 8.5%
CCL Industries	1,960	76,633
Pason Systems	8,740	83,760
Vermilion Energy	6,180	89,174

		249,567

FRANCE — 6.5%
Antin Infrastructure Partners	4,420	52,640
Eurazeo	1,080	60,887
Euroapi *	6,080	31,860
Remy Cointreau	400	45,448

		190,835

GERMANY — 14.8%
Hensoldt	2,530	74,970
Instone Real Estate Group	10,370	59,183
Puma	1,180	66,868
Scout24	1,150	70,748
Stabilus	1,480	93,974
TeamViewer *	4,700	72,315

		438,058

IRELAND — 1.8%
Uniphar *	23,585	52,281

JAPAN — 20.4%
Daito Trust Construction	900	96,540
Disco	415	73,289
Jeol	2,200	62,113
Kakaku.com	4,700	45,329

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL SMALL CAP FUND OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value
JAPAN — continued
Ryohin Keikaku	6,000	$84,596
Sanyo Denki	1,610	59,560
Sundrug	2,450	66,620
Taiyo Yuden	2,600	58,288
UT Group *	4,529	55,941

		602,276

MEXICO — 2.3%
Coca-Cola Femsa ADR	890	67,658

NETHERLANDS — 7.4%
Aalberts	1,960	61,196
OCI	3,250	75,727
QIAGEN *	2,190	81,972

		218,895

NORWAY — 2.3%
Bakkafrost P	1,500	67,710

SWEDEN — 5.1%
Cloetta	40,500	64,957
Granges	8,800	84,724

		149,681

SWITZERLAND — 2.1%
Bossard Holding	300	61,923

UNITED KINGDOM — 21.1%
B&M European Value Retail	6,930	44,614
Britvic	8,940	91,193
Centrica	40,090	76,744
Coats Group	83,020	68,213
Diploma	1,900	65,875
Greggs	2,450	70,667
RS GROUP	9,540	78,728
Tate & Lyle	8,160	62,613
Watches of Switzerland Group *	10,650	65,025

		623,672

TOTAL COMMON STOCK (Cost $2,844,510)		2,792,039

SHORT-TERM INVESTMENT — 2.1%

First American Treasury Obligation Fund 5.400% (A) (Cost $61,717)	61,717	61,717

TOTAL INVESTMENTS — 96.8% (Cost $2,906,227)		$2,853,756

Percentages are based on Net Assets of $2,949,406.
*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of October 31, 2023.

ADR — American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL SMALL CAP FUND OCTOBER 31, 2023

The following is a list of the level of inputs used as of October 31, 2023, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Austria	$—	$69,483	$—	$69,483
Canada	249,567	—	—	249,567
France	—	190,835	—	190,835
Germany	—	438,058	—	438,058
Ireland	52,281	—	—	52,281
Japan	—	602,276	—	602,276
Mexico	67,658	—	—	67,658
Netherlands	81,972	136,923	—	218,895
Norway	—	67,710	—	67,710
Sweden	—	149,681	—	149,681
Switzerland	—	61,923	—	61,923
United Kingdom	68,213	555,459	—	623,672

Total Common Stock	519,691	2,272,348	—	2,792,039

Short-Term Investment	61,717	—	—	61,717

Total Investments in Securities	$581,408	$2,272,348	$—	$2,853,756

Amounts designated as are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES

	Opportunity Fund	SMID Fund
Assets:
Cost of securities	$279,712,697	$160,434,570

Investments in securities, at value	$325,476,347	$167,568,211
Receivable for capital shares sold	93,419	246,414
Dividends receivable	419,619	109,476
Receivable for dividend tax reclaims	25,693	—
Prepaid expenses	25,990	21,833

Total Assets	326,041,068	167,945,934

Liabilities:
Investment advisory fees payable	140,877	71,649
Payable for capital shares redeemed	80,570	246,838
Audit fees payable	24,990	24,990
Shareholder servicing fees payable	16,641	9,446
Payable due to administrator	15,629	7,852
Payable due to trustees	13,473	6,693
Payable due to custodian	5,577	2,402
Chief Compliance Officer fees payable	1,931	1,161
Line of credit payable	137	–
Other accrued expenses	50,799	29,451

Total Liabilities	350,624	400,482

Commitments and Contingencies †

Net Assets	$325,690,444	$167,545,452

Net Assets:
Paid-in Capital	$250,812,647	$160,606,432
Total distributable earnings	74,877,797	6,939,020

Net Assets	$325,690,444	$167,545,452

Investor Class Shares:
Net Assets	$114,400,881	$117,766,286
Total shares outstanding at end of year	4,546,216	5,584,638
Net Asset Value Per Share
(Net Assets ÷ Shares Outstanding)	$25.16	$21.09

Institutional Class Shares:
Net Assets	$211,289,563	$49,779,166
Total shares outstanding at end of year	8,425,906	2,359,614
Net Asset Value Per Share
(Net Assets ÷ Shares Outstanding)	$25.08	$21.10

† See Note 4 in the Notes to Financial Statements.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES

	Small Cap Fund	International Equity Fund
Assets:
Cost of securities	$97,463,191	$171,654,158

Investments in securities, at value	$94,317,848	$173,770,196
Receivable for capital shares sold	80,918	302,203
Dividends receivable	22,523	267,421
Receivable for dividend tax reclaims	—	6,512,591
Prepaid expenses	18,785	20,771

Total Assets	94,440,074	180,873,182

Liabilities:
Payable for capital shares redeemed	96,781	2,156,164
Investment advisory fees payable	54,528	87,010
Audit fees payable	24,990	27,440
Shareholder servicing fees payable	9,336	8,536
Payable due to administrator	4,546	9,328
Payable due to trustees	3,938	8,854
Payable due to custodian	2,083	64,913
Chief Compliance Officer fees payable	848	1,406
Payable due to transfer agent fees	64	—
Line of credit payable	–	18,515
Other accrued expenses	20,445	38,241

Total Liabilities	217,559	2,420,407

Commitments and Contingencies †

Net Assets	$94,222,515	$178,452,775

Net Assets:
Paid-in Capital	$96,779,763	$258,444,568
Total accumulated loss	(2,557,248)	(79,991,793)

Net Assets	$94,222,515	$178,452,775

Investor Class Shares:
Net Assets	$22,911,930	$84,764,069
Total shares outstanding at end of year	1,683,154	3,818,654
Net Asset Value Per Share
(Net Assets ÷ Shares Outstanding)	$13.61	$22.20

Institutional Class Shares:
Net Assets	$71,310,585	$93,688,706
Total shares outstanding at end of year	5,014,989	4,215,604
Net Asset Value Per Share
(Net Assets ÷ Shares Outstanding)	$14.22	$22.22

† See Note 4 in the Notes to Financial Statements.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES

International Small Cap Fund
Assets:
Cost of securities	$2,906,227

Investments in securities, at value	$2,853,756
Receivable for capital shares sold	94
Receivable due from Investment Adviser	11,251
Dividends receivable	9,532
Receivable for dividend tax reclaims	108,796
Prepaid expenses	12,731

Total Assets	2,996,160

Liabilities:
Audit fees payable	27,440
Payable due to custodian	12,483
Shareholder servicing fees payable	1,244
Chief Compliance Officer fees payable	414
Payable due to administrator	141
Payable due to trustees	122
Other accrued expenses	4,910

Total Liabilities	46,754

Commitments and Contingencies †

Net Assets	$2,949,406

Net Assets:
Paid-in Capital	$860,843
Total distributable earnings	2,088,563

Net Assets	$2,949,406

Institutional Class Shares:
Net Assets	$2,949,406
Total shares outstanding at end of year	342,003
Net Asset Value Per Share
(Net Assets ÷ Shares Outstanding)	$8.62

† See Note 4 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS FOR THE YEAR ENDED OCTOBER 31, 2023

STATEMENTS OF OPERATIONS

	Opportunity Fund	SMID Fund
Investment Income
Dividends	$6,466,910	$2,352,901
Interest	580,858	341,170
Less: Foreign Taxes Withheld	(64,213)	—

Total Investment Income	6,983,555	2,694,071

Expenses
Investment Advisory Fees	2,006,704	1,205,695
Shareholder Servicing Fees - Investor Class Shares	258,104	88,583
Administration Fees	183,934	82,892
Trustees’ Fees	52,247	23,132
Chief Compliance Officer Fees	7,217	3,923
Transfer Agent Fees	166,245	95,965
Legal Fees	69,193	30,262
Registration & Filing Fees	46,449	42,854
Audit Fees	33,910	26,864
Printing Fees	24,770	12,742
Custodian Fees	13,131	5,502
Pricing Fees	4,485	4,237
Interest Expense	137	1,576
Other Expenses	50,833	23,051

Total Expenses	2,917,359	1,647,278

Less:
Investment Advisory Fees Waiver	(469,427)	(276,390)
Fees Paid Indirectly (Note 3)	(16,062)	(1,245)

Net Expenses	2,431,870	1,369,643

Net Investment Income	4,551,685	1,324,428

Net Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investments(1)	27,508,632	(416,397)
Net Change in Unrealized Depreciation on Investments	(14,380,717)	(2,071,873)

Net Gain (Loss)	13,127,915	(2,488,270)

Net Increase (Decrease) in Net Assets from Operations	$17,679,600	$(1,163,842)

(1) Includes realized gain as a result of in-kind transactions. (See Note 5 in Notes to the Financial Statements.)

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS FOR THE YEAR ENDED OCTOBER 31, 2023

STATEMENTS OF OPERATIONS

	Small Cap Fund	International Equity Fund
Investment Income
Dividends	$1,492,739	$8,527,890
Interest	178,068	–
Less: Foreign Taxes Withheld	(500)	(2,920,227)

Total Investment Income	1,670,307	5,607,663

Expenses
Investment Advisory Fees	822,112	2,496,133
Shareholder Servicing Fees - Investor Class Shares	47,636	98,912
Administration Fees	53,199	152,543
Trustees’ Fees	15,157	45,406
Chief Compliance Officer Fees	2,798	5,686
Transfer Agent Fees	77,494	148,236
Registration & Filing Fees	33,380	46,950
Audit Fees	31,444	31,384
Legal Fees	20,209	59,347
Printing Fees	8,968	12,735
Custodian Fees	5,004	134,346
Pricing Fees	4,128	5,187
Interest Expense	644	31,241
Other Expenses	14,867	50,154

Total Expenses	1,137,040	3,318,260

Less:
Investment Advisory Fees Waiver	(215,612)	(716,290)
Fees Paid Indirectly (Note 3)	(3,256)	(6,896)

Net Expenses	918,172	2,595,074

Net Investment Income	752,135	3,012,589

Net Realized and Unrealized Gain (Loss)
Net Realized Gain on Investments(1)	963,896	15,568,755
Net Realized Gain on Foreign Currency Transactions	—	13,373
Net Change in Unrealized Appreciation (Depreciation) on Investments	(9,226,319)	22,260,485
Net Change in Unrealized Appreciation on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	666,348

Net Gain (Loss)	(8,262,423)	38,508,961

Net Increase (Decrease) in Net Assets from Operations	$(7,510,288)	$41,521,550

(1) Includes realized gain as a result of in-kind transactions. (See Note 5 in Notes to the Financial Statements.)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS FOR THE YEAR ENDED OCTOBER 31, 2023

STATEMENTS OF OPERATIONS

International Small Cap Fund
Investment Income
Dividends	$558,049
Interest	40,362
Less: Foreign Taxes Withheld	(19,709)

Total Investment Income	578,702

Expenses
Investment Advisory Fees	170,297
Shareholder Servicing Fees - Institutional Class Shares	9,461
Administration Fees	10,407
Trustees’ Fees	3,109
Chief Compliance Officer Fees	1,275
Transfer Agent Fees	29,693
Audit Fees	28,322
Custodian Fees	22,180
Registration & Filing Fees	20,948
Interest Expense	4,994
Legal Fees	4,791
Pricing Fees	2,998
Printing Fees	49
Other Expenses	8,396

Total Expenses	316,920

Less:
Investment Advisory Fees Waiver	(127,624)
Fees Paid Indirectly (Note 3)	(76)

Net Expenses	189,220

Net Investment Income	389,482

Net Realized and Unrealized Gain (Loss)
Net Realized Gain on Investments	2,121,436
Net Realized Gain on Foreign Currency Transactions	5,760
Net Change in Unrealized Appreciation on Investments	1,575,525
Net Change in Unrealized Appreciation on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	15,477

Net Gain	3,718,198

Net Increase in Net Assets from Operations	$4,107,680

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment Income	$4,551,685	$2,735,701
Net Realized Gain	27,508,632	14,827,535
Net Change in Unrealized Depreciation	(14,380,717)	(42,495,248)

Net Increase (Decrease) in Net Assets Resulting from Operations	17,679,600	(24,932,012)

Distributions:
Investor Class Shares	(5,939,840)	(11,266,451)
Institutional Class Shares	(8,501,355)	(14,556,165)

Total Distributions	(14,441,195)	(25,822,616)

Capital Share Transactions:
Investor Class Shares
Issued	4,323,005	11,247,460
Reinvestment of Dividends	5,627,527	10,687,472
Redeemed	(19,136,031)	(34,273,085)

Net Decrease in Net Assets from Investor Class Share Transactions	(9,185,499)	(12,338,153)

Institutional Class Shares
Issued	60,072,883	41,841,356
Reinvestment of Dividends	5,871,477	9,945,788
Redemption Fees — Note 2	36	—
Merger — Note 10	42,593,728	—
Redeemed	(61,658,247)	(61,189,581)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	46,879,877	(9,402,437)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	37,694,378	(21,740,590)

Total Increase (Decrease) in Net Assets	40,932,783	(72,495,218)
Net Assets:
Beginning of year	284,757,661	357,252,879

End of year	$325,690,444	$284,757,661

Share Transactions:
Investor Class Shares
Issued	170,496	418,708
Reinvestment of Dividends	224,608	392,822
Redeemed	(748,288)	(1,284,021)

Total Decrease in Investor Class Shares	(353,184)	(472,491)

Institutional Class Shares
Issued	2,530,980	1,586,112
Reinvestment of Dividends	235,532	366,366
Merger — Note 10	1,709,251	—
Redeemed	(2,418,376)	(2,306,263)

Total Increase (Decrease) in Institutional Class Shares	2,057,387	(353,785)

Net Increase (Decrease) in Shares Outstanding	1,704,203	(826,276)

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment Income	$1,324,428	$1,110,927
Net Realized Loss	(416,397)	(225,167)
Net Change in Unrealized Depreciation	(2,071,873)	(9,014,180)

Net Decrease in Net Assets Resulting from Operations	(1,163,842)	(8,128,420)

Distributions:
Investor Class Shares	(924,472)	(13,171,385)
Institutional Class Shares	(253,644)	(2,774,168)

Total Distributions	(1,178,116)	(15,945,553)

Capital Share Transactions:
Investor Class Shares
Issued	55,716,026	52,033,045
Reinvestment of Dividends	924,239	13,168,685
Redemption Fees — Note 2	9,317	594
Redeemed	(41,557,777)	(65,992,834)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	15,091,805	(790,510)

Institutional Class Shares
Issued	47,244,277	4,670,479
Reinvestment of Dividends	95,753	614,415
Redemption Fees — Note 2	1,960	1
Redeemed	(19,535,094)	(3,960,612)

Net Increase in Net Assets from Institutional Class Share Transactions	27,806,896	1,324,283

Net Increase in Net Assets from Capital Share Transactions	42,898,701	533,773

Total Increase (Decrease) in Net Assets	40,556,743	(23,540,200)
Net Assets:
Beginning of year	126,988,709	150,528,909

End of year	$167,545,452	$126,988,709

Share Transactions:
Investor Class Shares
Issued	2,486,517	2,384,954
Reinvestment of Dividends	42,834	591,007
Redeemed	(1,887,686)	(3,021,679)

Total Increase (Decrease) in Investor Class Shares	641,665	(45,718)

Institutional Class Shares
Issued	2,118,645	219,364
Reinvestment of Dividends	4,440	27,553
Redeemed	(865,825)	(185,336)

Total Increase in Institutional Class Shares	1,257,260	61,581

Net Increase in Shares Outstanding	1,898,925	15,863

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment Income	$752,135	$134,235
Net Realized Gain	963,896	54,458
Net Change in Unrealized Depreciation	(9,226,319)	(6,146,201)

Net Decrease in Net Assets Resulting from Operations	(7,510,288)	(5,957,508)

Distributions:
Investor Class Shares	(159,040)	(10,151,858)
Institutional Class Shares	(294,991)	(13,429,223)

Total Distributions	(454,031)	(23,581,081)

Capital Share Transactions:
Investor Class Shares
Issued	2,200,279	5,152,784
Reinvestment of Dividends	154,599	9,641,173
Redemption Fees — Note 2	1,063	825
Merger — Note 10	3,706,726	—
Redeemed	(15,415,841)	(9,302,029)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	(9,353,174)	5,492,753

Institutional Class Shares
Issued	32,328,315	5,589,778
Reinvestment of Dividends	283,090	13,356,819
Redemption Fees — Note 2	10,997	—
Merger — Note 10	19,877,735	—
Redeemed	(13,167,135)	(19,351,658)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	39,333,002	(405,061)

Net Increase in Net Assets from Capital Share Transactions	29,979,828	5,087,692

Total Increase (Decrease) in Net Assets	22,015,509	(24,450,897)
Net Assets:
Beginning of year	72,207,006	96,657,903

End of year	$94,222,515	$72,207,006

Share Transactions:
Investor Class Shares
Issued	135,962	344,173
Reinvestment of Dividends	10,491	633,454
Merger — Note 10	252,655	—
Redeemed	(1,019,311)	(629,288)

Total Increase (Decrease) in Investor Class Shares	(620,203)	348,339

Institutional Class Shares
Issued	1,974,376	332,679
Reinvestment of Dividends	18,577	841,624
Merger — Note 10	1,296,208	—
Redeemed	(842,795)	(1,180,844)

Total Increase (Decrease) in Institutional Class Shares	2,446,366	(6,541)

Net Increase in Shares Outstanding	1,826,163	341,798

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment Income	$3,012,589	$7,913,167
Net Realized Gain (Loss)	15,582,128	(22,277,654)
Net Change in Unrealized Appreciation (Depreciation)	22,926,833	(184,298,637)

Net Increase (Decrease) in Net Assets Resulting from Operations	41,521,550	(198,663,124)

Distributions:
Investor Class Shares	(2,916,477)	(2,715,562)
Institutional Class Shares	(4,986,684)	(9,947,276)

Total Distributions	(7,903,161)	(12,662,838)

Capital Share Transactions:
Investor Class Shares
Issued	13,853,084	22,255,371
Reinvestment of Dividends	2,893,403	2,674,382
Redemption Fees — Note 2	5,236	22
Redeemed	(58,766,134)	(63,726,184)

Net Decrease in Net Assets from Investor Class Share Transactions	(42,014,411)	(38,796,409)

Institutional Class Shares
Issued	9,559,130	70,034,724
Reinvestment of Dividends	1,833,064	2,106,500
Redemption Fees — Note 2	—	11,111
Redeemed	(140,344,730)	(430,025,843)

Net Decrease in Net Assets from Institutional Class Share Transactions	(128,952,536)	(357,873,508)

Net Decrease in Net Assets from Capital Share Transactions	(170,966,947)	(396,669,917)

Total Decrease in Net Assets	(137,348,558)	(607,995,879)
Net Assets:
Beginning of year	315,801,333	923,797,212

End of year	$178,452,775	$315,801,333

Share Transactions:
Investor Class Shares
Issued	595,978	948,000
Reinvestment of Dividends	131,161	97,748
Redeemed	(2,560,925)	(2,710,791)

Total Decrease in Investor Class Shares	(1,833,786)	(1,665,043)

Institutional Class Shares
Issued	416,902	2,798,057
Reinvestment of Dividends	83,057	76,936
Redeemed	(6,115,873)	(18,615,735)

Total Decrease in Institutional Class Shares	(5,615,914)	(15,740,742)

Net Decrease in Shares Outstanding	(7,449,700)	(17,405,785)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment Income	$389,482	$686,113
Net Realized Gain (Loss)	2,127,196	(302,311)
Net Change in Unrealized Appreciation (Depreciation)	1,591,002	(23,758,343)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,107,680	(23,374,541)

Distributions:	(673,141)	(6,803,212)

Capital Share Transactions:
Issued	7,711,444	15,651,300
Reinvestment of Dividends	395,174	4,210,976
Redemption Fees — Note 2	19,769	832
Redeemed	(40,806,071)	(54,161,154)

Net Decrease in Net Assets from Capital Share Transactions	(32,679,684)	(34,298,046)

Total Decrease in Net Assets	(29,245,145)	(64,475,799)

Net Assets:
Beginning of year	32,194,551	96,670,350

End of year	$2,949,406	$32,194,551

Share Transactions:
Issued	805,426	1,491,086
Reinvestment of Dividends	42,768	339,751
Redeemed	(4,259,981)	(4,751,304)

Net Decrease in Shares Outstanding	(3,411,787)	(2,920,467)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year ended October 31,
Opportunity Fund	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$25.31	$29.58	$22.07	$22.63	$22.62
Income (Loss) from Operations:
Net Investment Income(1)	0.31	0.20	0.17	0.27	0.34
Net Realized and Unrealized Gain (Loss)	0.76	(2.35)	8.34	1.29	2.06

Total from Operations	1.07	(2.15)	8.51	1.56	2.40

Dividends and Distributions:
Net Investment Income	(0.16)	(0.14)	(0.19)	(0.32)	(0.24)
Net Realized Gain	(1.06)	(1.98)	(0.81)	(1.80)	(2.15)

Total Dividends and Distributions	(1.22)	(2.12)	(1.00)	(2.12)	(2.39)

Net Asset Value, End of Year	$25.16	$25.31	$29.58	$22.07	$22.63

Total Return†	4.26%	(7.74)%	39.42%	6.91%	13.32%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$114,401	$124,006	$158,921	$103,903	$107,692
Ratio of Expenses to Average Net Assets	0.86%	0.86%	0.85%	0.84%	0.80%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.00%	0.98%	0.94%	0.94%	0.88%
Ratio of Net Investment Income to Average Net Assets	1.23%	0.76%	0.61%	1.27%	1.63%
Portfolio Turnover Rate	51%	46%	36%	87%	70%

†

Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using the average shares method.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Institutional Class Shares
	Year ended October 31,
Opportunity Fund	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$25.24	$29.50	$22.00	$22.55	$22.57
Income (Loss) from Operations:
Net Investment Income(1)	0.37	0.26	0.22	0.31	0.37
Net Realized and Unrealized Gain (Loss)	0.75	(2.35)	8.32	1.28	2.05

Total from Operations	1.12	(2.09)	8.54	1.59	2.42

Dividends and Distributions:
Net Investment Income	(0.22)	(0.19)	(0.23)	(0.34)	(0.29)
Net Realized Gain	(1.06)	(1.98)	(0.81)	(1.80)	(2.15)

Total Dividends and Distributions	(1.28)	(2.17)	(1.04)	(2.14)	(2.44)

Net Asset Value, End of Year	$25.08	$25.24	$29.50	$22.00	$22.55

Total Return†	4.47%	(7.55)%	39.75%	7.09%	13.46%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$211,289	$160,752	$198,332	$127,089	$121,973
Ratio of Expenses to Average Net Assets	0.65%	0.65%	0.65%	0.65%	0.71%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	0.79%	0.77%	0.74%	0.75%	0.79%
Ratio of Net Investment Income to Average Net Assets	1.44%	0.97%	0.81%	1.45%	1.76%
Portfolio Turnover Rate	51%	46%	36%	87%	70%

†

Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using the average shares method.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year ended October 31,
SMID Fund	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$21.00	$24.96	$17.43	$18.78	$17.37
Income (Loss) from Operations:
Net Investment Income(1)	0.19	0.18	0.21	0.13	0.11
Net Realized and Unrealized Gain (Loss)	0.11	(1.48)	7.45	(0.69)	2.35

Total from Operations	0.30	(1.30)	7.66	(0.56)	2.46

Dividends and Distributions:
Net Investment Income	(0.20)	(0.19)	(0.13)	(0.09)	(0.09)
Net Realized Gain	(0.01)	(2.47)	—	(0.70)	(0.96)

Total Dividends and Distributions	(0.21)	(2.66)	(0.13)	(0.79)	(1.05)

Redemption Fees(1)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Year	$21.09	$21.00	$24.96	$17.43	$18.78

Total Return†	1.38%	(5.74)%	44.07%	(3.42)%	15.61%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$117,766	$103,824	$124,536	$53,396	$48,630
Ratio of Expenses to Average Net Assets	0.93%	0.92%	0.93%	0.95%	0.94%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.11%	1.09%	1.07%	1.20%	1.21%
Ratio of Net Investment Income to Average Net Assets	0.87%	0.81%	0.87%	0.76%	0.61%
Portfolio Turnover Rate	38%	34%	52%	82%	65%

†

Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.005 per share.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Institutional Class Shares
	Year ended October 31,
SMID Fund	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$21.01	$24.97	$17.44	$18.78	$17.36
Income (Loss) from Operations:
Net Investment Income(1)	0.20	0.19	0.22	0.15	0.12
Net Realized and Unrealized Gain (Loss)	0.11	(1.48)	7.45	(0.69)	2.35

Total from Operations	0.31	(1.29)	7.67	(0.54)	2.47

Dividends and Distributions:
Net Investment Income	(0.21)	(0.20)	(0.14)	(0.10)	(0.09)
Net Realized Gain	(0.01)	(2.47)	—	(0.70)	(0.96)

Total Dividends and Distributions	(0.22)	(2.67)	(0.14)	(0.80)	(1.05)

Redemption Fees(1)	0.00 (2)	0.00 (2)	0.01	—	—

Net Asset Value, End of Year	$21.10	$21.01	$24.97	$17.44	$18.78

Total Return†	1.46%	(5.67)%	44.17%	(3.32)%	15.69%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$49,779	$23,164	$25,993	$4,745	$4,679
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.85%	0.85%	0.88%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.04%	1.02%	0.99%	1.09%	1.15%
Ratio of Net Investment Income to Average Net Assets	0.90%	0.87%	0.89%	0.86%	0.67%
Portfolio Turnover Rate	38%	34%	52%	82%	65%

†

Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.005 per share.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year ended October 31,
Small Cap Fund	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$14.48	$20.95	$14.93	$16.61	$18.45
Income (Loss) from Operations:
Net Investment Income (Loss)(1)	0.11	0.01	(0.02)	0.06	0.07
Net Realized and Unrealized Gain (Loss)	(0.91)	(1.30)	6.10	(0.94)	1.34

Total from Operations	(0.80)	(1.29)	6.08	(0.88)	1.41

Dividends and Distributions:
Net Investment Income	—	—	(0.06)	(0.08)	(0.01)
Net Realized Gain	(0.07)	(5.18)	—	(0.72)	(3.24)

Total Dividends and Distributions	(0.07)	(5.18)	(0.06)	(0.80)	(3.25)

Redemption Fees(1)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Year	$13.61	$14.48	$20.95	$14.93	$16.61

Total Return†	(5.57)%	(7.36)%	40.79%	(5.76)%	12.17%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$22,912	$33,349	$40,967	$36,234	$42,212
Ratio of Expenses to Average Net Assets	1.05%	1.10%	1.10%	1.05%	1.15%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.27%	1.31%	1.26%	1.25%	1.30%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.71%	0.05%	(0.10)%	0.41%	0.42%
Portfolio Turnover Rate	48%	50%	64%	70%	55%

†

Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.005 per share.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Institutional Class Shares
	Year ended October 31,
Small Cap Fund	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$15.13	$21.63	$15.39	$17.11	$18.89
Income (Loss) from Operations:
Net Investment Income(1)	0.13	0.04	0.02	0.08	0.10
Net Realized and Unrealized Gain (Loss)	(0.94)	(1.36)	6.30	(0.97)	1.39

Total from Operations	(0.81)	(1.32)	6.32	(0.89)	1.49

Dividends and Distributions:
Net Investment Income	(0.03)	—	(0.08)	(0.11)	(0.03)
Net Realized Gain	(0.07)	(5.18)	—	(0.72)	(3.24)

Total Dividends and Distributions	(0.10)	(5.18)	(0.08)	(0.83)	(3.27)

Redemption Fees(1)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Year	$14.22	$15.13	$21.63	$15.39	$17.11

Total Return†	(5.42)%	(7.21)%	41.18%	(5.64)%	12.37%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$71,311	$38,858	$55,691	$42,012	$42,824
Ratio of Expenses to Average Net Assets	0.90%	0.90%	0.90%	0.90%	0.96%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.12%	1.11%	1.07%	1.10%	1.10%
Ratio of Net Investment Income to Average Net Assets	0.81%	0.26%	0.08%	0.55%	0.61%
Portfolio Turnover Rate	48%	50%	64%	70%	55%

†

Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.005 per share.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year ended October 31,
International Equity Fund	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$20.37	$28.06	$22.33	$26.26	$25.02
Income (Loss) from Operations:
Net Investment Income(1)	0.25	0.29	0.34	0.21	0.72
Net Realized and Unrealized Gain (Loss)	2.16	(7.61)	5.70	(3.23)	0.73

Total from Operations	2.41	(7.32)	6.04	(3.02)	1.45

Dividends and Distributions:
Net Investment Income	(0.58)	(0.37)	(0.31)	(0.91)	(0.16)
Net Realized Gain	—	—	—	—	(0.05)

Total Dividends and Distributions	(0.58)	(0.37)	(0.31)	(0.91)	(0.21)

Redemption Fees(1)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Year	$22.20	$20.37	$28.06	$22.33	$26.26

Total Return†	11.85%	(26.42)%	27.13%	(12.07)%	5.88%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$84,764	$115,167	$205,317	$194,941	$455,008
Ratio of Expenses to Average Net Assets	0.99%	0.99%	0.98%	1.03%	1.02%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.25%	1.17%	1.12%	1.15%	1.10%
Ratio of Net Investment Income to Average Net Assets	1.05%	1.20%	1.21%	0.87%	2.89%
Portfolio Turnover Rate	32%	49%	61%	58%	42%

†

Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.005 per share.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Institutional Class Shares
	Year ended October 31,
International Equity Fund	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$20.41	$28.10	$22.38	$26.31	$25.11
Income (Loss) from Operations:
Net Investment Income(1)	0.26	0.31	0.33	0.25	0.77
Net Realized and Unrealized Gain (Loss)	2.16	(7.61)	5.74	(3.24)	0.70

Total from Operations	2.42	(7.30)	6.07	(2.99)	1.47

Dividends and Distributions:
Net Investment Income	(0.61)	(0.39)	(0.35)	(0.94)	(0.22)
Net Realized Gain	—	—	—	—	(0.05)

Total Dividends and Distributions	(0.61)	(0.39)	(0.35)	(0.94)	(0.27)

Redemption Fees(1)	—	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Year	$22.22	$20.41	$28.10	$22.38	$26.31

Total Return†	11.86%	(26.32)%	27.23%	(11.94)%	5.99%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$93,689	$200,634	$718,480	$837,570	$1,927,379
Ratio of Expenses to Average Net Assets	0.90%	0.90%	0.90%	0.90%	0.92%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.16%	1.08%	1.04%	1.02%	1.00%
Ratio of Net Investment Income to Average Net Assets	1.11%	1.25%	1.19%	1.02%	3.07%
Portfolio Turnover Rate	32%	49%	61%	58%	42%

†

Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.005 per share.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Institutional Class Shares
	Year ended October 31,
International Small Cap Fund	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$8.58	$14.48	$11.29	$12.04	$11.22
Income (Loss) from Operations:
Net Investment Income(1)	0.20	0.15	0.08	0.09	0.19
Net Realized and Unrealized Gain (Loss)	0.04	(4.93)	3.39	(0.66)	1.17

Total from Operations	0.24	(4.78)	3.47	(0.57)	1.36

Dividends and Distributions:
Net Investment Income	(0.20)	(0.08)	(0.06)	(0.17)	(0.07)
Net Realized Gain	—	(1.04)	(0.22)	(0.01)	(0.47)

Total Dividends and Distributions	(0.20)	(1.12)	(0.28)	(0.18)	(0.54)

Redemption Fees(1)	0.01	0.00 (2)	0.00 (2)	0.00 (2)	—

Net Asset Value, End of Year	$8.62	$8.58	$14.48	$11.29	$12.04

Total Return†	2.64%	(35.33)%	30.83%	(4.89)%	13.14%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$2,949	$32,195	$96,670	$61,003	$2,689
Ratio of Expenses to Average Net Assets	1.00%	1.03%	1.05%	1.05%	1.06%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.67%	1.36%	1.22%	1.45%	4.75%
Ratio of Net Investment Income to Average Net Assets	2.06%	1.33%	0.54%	0.81%	1.70%
Portfolio Turnover Rate	34%	61%	38%	42%	49%

†

Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.005 per share.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2023

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) was organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 28 portfolios. The financial statements herein are those of the Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund and Cambiar International Small Cap Fund (collectively the “Funds,” individually a “Fund”) each of which are diversified Funds. The Opportunity Fund and International Equity Fund seek total return and capital preservation. The SMID Fund, Small Cap Fund and International Small Cap Fund seek long-term capital appreciation. The goal of each of the Funds is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the “Fair Value Procedures”) established by the Adviser and approved by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “valuation designee” to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser. No securities were fair valued by the committee as of October 31, 2023.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Funds’ Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Funds’ Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding the relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Cambiar International Equity Fund and Cambiar International Small Cap Fund use Intercontinental Exchange Data Pricing & Reference Data, LLC. (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2023

the U.S. market and each non-U.S. security) applied by ICE in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Cambiar International Equity Fund and Cambiar International Small Cap Fund value the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the fair values provided by ICE. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by ICE are not reliable, the Adviser contacts the Fund’s Administrator and requests that a meeting of the Committee be held. As of October 31, 2023, the Cambiar International Equity Fund and Cambiar International Small Cap Fund total market value of securities that were fair valued by the Committee were $145,833,233 and 2,272,348 or 81.7% and 77.0% of Net Assets, respectively.

If a local market in which the Fund owns securities is closed for one or more days, the Cambiar International Equity Fund and Cambiar International Small Cap Fund shall value all securities held in the corresponding currency based on the fair value prices provided by ICE using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with the Adviser’s pricing procedure, etc.)

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes — It is each Fund’s intention to qualify or continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to share-holders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Cambiar International Equity Fund and Cambiar International Small Cap Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

As of October 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2023, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2023

basis. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification.

Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Expenses — Expenses of the Trust which can be directly attributed to a particular Fund are borne by that Fund. Expenses which cannot be directly attributed to a Fund are apportioned among the Funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Cambiar SMID Fund, Cambiar Small Cap Fund and Cambiar International Equity Fund retain a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. The Cambiar International Small Cap Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than one hundred eighty days. For the year ended October 31, 2023, the Funds retained fees of $11,277, $12,060, $5,236 and $19,769, respectively. Such fees are retained by the Funds for the benefit of the remaining shareholders and are recorded as additions to fund capital.

3. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custody Agreements:

The Funds and SEI Investments Global Fund Services (the “Administrator”) are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2023, the Funds incurred the following fees for these services: $82,892, $53,199, $152,543 and $10,407 for the Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund and Cambiar International Small Cap Fund, respectively.

The Funds have adopted a shareholder servicing fee plan under which a shareholder servicing fee up to 0.25% of average daily net assets attributable to the Investor Class Shares of the Funds and the Institutional Share Class of the Cambiar International Small Cap Fund will be paid to the Distributor. The Distributor may perform, or may compensate other service providers for providing, certain shareholder and administrative services. Shareholder servicing fees in excess of 0.25% of average daily net assets are paid by Cambiar Investors, LLC (the “Adviser”).

Certain officers of the Trust are also officers of the Administrator, which is a wholly-owned subsidiary of SEI Investments Company and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

SS&C GIDS, Inc. (formerly, DST Systems, Inc.) serves as transfer agent for the Funds under the transfer agency agreement with the Trust.

The Funds earn cash management credits which are used to offset transfer agent expenses. During the year ended October 31, 2023, the Cambiar Opportunity, Cambiar SMID, Cambiar Small Cap, Cambiar International Equity and Cambiar International Small Cap Funds earned credits of $16,062, $1,245, $3,256, $6,896 and $76, respectively, which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2023

U.S. Bank, N.A. serves as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

4. Investment Advisory Agreements:

Under the terms of the investment advisory agreement, the advisory fees for each Fund are as follows:

Advisory Fee
Cambiar Opportunity Fund	0.60%
Cambiar SMID Fund	0.80%
Cambiar Small Cap Fund	0.85%
Cambiar International Equity Fund	0.90%*
Cambiar International Small Cap	0.90%

*	The Fund pays the Adviser a fee at an annual rate of 0.90% on the first $2 billion in assets, 0.80% for assets between $ 2 billion and $10 billion, and 0.70% for assets over $10 billion.

The Adviser has contractually agreed, through March 1, 2024, to waive a portion of its advisory fees and to assume expenses, which are calculated based on each Fund’s average daily net assets, in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, non-routine expenses, and shareholder servicing fees) of each Fund from exceeding certain contractual expense limitations. Accordingly, the contractual expense limitations for each Fund are as follows:

Contractual Expense Limitations
Cambiar Opportunity Fund	0.65%
Cambiar SMID Fund	0.85%
Cambiar Small Cap Fund	0.90%
Cambiar International Equity Fund	0.90%
Cambiar International Small Cap	0.95%

Refer to waiver of investment advisory fees on the Statements of Operations for fees waived for the year ended October 31, 2023. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. During the year ended October 31, 2023, the Funds did not recoup any previously waived fees

At October 31, 2023, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period Waived	Subject to Repayment until October 31:	Cambiar Opportunity Fund	Cambiar SMID Fund	Cambiar Small Cap Fund	Cambiar International Equity Fund	Cambiar International Small Cap Fund
10/31/20- 10/31/21	2024	$301,274	$176,242	$161,691	$1,450,695	$147,022
10/31/21- 10/31/22	2025	364,832	223,830	169,122	1,123,613	174,197
10/31/22- 10/31/23	2026	469,427	276,390	215,612	716,290	127,624

		$1,135,533	$676,462	$546,425	$3,290,598	$448,843

5. Investment Transactions:

For the year ended October 31, 2023, the Funds made purchases and sales of investment securities other than long-term U.S. Government and short-term securities as follows:

	Purchases	Sales
Cambiar Opportunity Fund*	$192,206,065	$164,368,566
Cambiar SMID Fund	96,246,980	55,246,177
Cambiar Small Cap Fund*	74,899,635	44,412,845
Cambiar International Equity Fund	82,766,122	254,398,827
Cambiar International Small Cap Fund	5,792,332	36,166,205

*	The numbers above include in-kind purchases, refer to footnote 10 for details.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2023

There were no purchases or sales of long-term U.S. Government Securities for any of the Funds.

6. Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. GAAP. These book/tax differences may be temporary or permanent in nature. The permanent differences are primarily attributable to reclassification of long term capital gain distributions on REITs, foreign currency translations and reclassifications of distributions. The permanent differences that are credited or charged to Paid-in Capital and Distributable Earnings as of October 31, 2023 is primarily related to merger adjustments with the Great Lakes Funds.

Accordingly, the following reclassifications that have been made to/from the following accounts:

	Distributable Loss	Paid-in Capital
Cambiar Opportunity Fund	$(1,067,057)	$1,067,057
Cambiar Small Cap Fund	(311,910)	311,910

The tax character of dividends and distributions declared during the last two fiscal years ended October 31, were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Cambiar Opportunity Fund
2023	$2,591,075	$11,850,120	$14,441,195
2022	13,061,980	12,760,636	25,822,616
Cambiar SMID Fund
2023	1,143,279	34,837	1,178,116
2022	10,724,072	5,221,481	15,945,553
Cambiar Small Cap Fund
2023	202,839	251,192	454,031
2022	8,821,894	14,759,187	23,581,081
Cambiar International Equity Fund
2023	7,903,160	—	7,903,160
2022	12,662,838	—	12,662,838
Cambiar International Small Cap Fund
2023	673,141	—	673,141
2022	3,275,591	3,527,621	6,803,212

As of October 31, 2023, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Cambiar Opportunity Fund	Cambiar SMID Fund	Cambiar Small Cap Fund	Cambiar International Equity Fund	Cambiar International Small Cap Fund
Undistributed Ordinary Income	$8,080,999	$984,572	$889,200	$2,780,680	$835,962
Undistributed Long-Term Capital Gain	22,351,374	–	250,747	–	1,354,766
Capital Loss Carryforwards	(295,943)	(456,757)	–	(82,358,540)	–
Net Unrealized Appreciation/ (Depreciation)	44,741,376	6,411,206	(3,697,194)	(413,932)	(102,162)
Other Temporary Differences	(9)	(1)	(1)	(1)	(3)

Total Distributable Earnings (Loss)	$74,877,797	$6,939,020	$(2,557,248)	$(79,991,793)	$2,088,563

As of October 31, 2023, the following Funds have capital losses carried forward as follows:

			Total Post-
			Enactment
	Short-Term	Long-Term	Capital Loss
	Loss	Loss	Carryforwards
Cambiar Opportunity Fund*	$295,943	$—	$295,943
Cambiar SMID Fund	456,757	—	456,757
Cambiar International Equity Fund	82,358,540	—	82,358,540

*	Cambiar Opportunity Fund’s utilization of capital loss carryforwards will be subject to annual limitations.

During the year ended October 31, 2023, the following funds utilized the prior year capital loss carryforward:

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2023

			Total Post-
			Enactment
	Short-Term	Long-Term	Capital Loss
	Loss	Loss	Carryforwards
Cambiar Opportunity Fund	$771,114	$—	$771,114
Cambiar International Equity Fund	13,539,820	—	13,539,820
Cambiar International Small Cap Fund	244,080	—	244,080

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation/(depreciation) difference is attributable primarily to wash sales.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments for Federal income tax purposes at October 31, 2023, were as follows:

		Aggregate	Aggregate
		Gross	Gross	Net Unrealized
	Federal Tax	Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
Cambiar Opportunity Fund	$280,734,971	$55,134,333	$(10,392,957)	$44,741,376
Cambiar SMID Fund	161,157,004	17,543,778	(11,132,572)	6,411,206
Cambiar Small Cap Fund	98,015,042	8,683,739	(12,380,933)	(3,697,194)
Cambiar International Equity Fund	173,811,062	17,980,096	(18,394,028)	(413,932)
Cambiar International Small Cap Fund	2,948,471	342,581	(444,743)	(102,162)

7. Concentrated Risks:

At October 31, 2023, the net assets of the Cambiar International Equity Fund and the Cambiar International Small Cap Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Funds’ use of derivatives, is subject to market risk, leverage risk, correlation risk, liquidity risk, counterparty risk, valuation risk and hedging risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate closely or at all with the underlying asset, rate or index. Liquidity risk is the risk that the derivative may be difficult or impossible to sell at the time and the price that the Fund would like, which may result in the Fund accepting a lower price to sell a security, selling other securities to raise cash or giving up another investment opportunity, any of which could have a negative effect on the Fund’s management or performance. Counterparty risk is the risk that the counterparty to a derivative contract will default or otherwise fail to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Each of these risks could cause a Fund to lose more than the principal amount invested in a derivative instrument.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

The foregoing is not intended to be a complete discussion of the risks associated with investing in a Fund. Please review each Fund’s current prospectus for additional disclosures regarding the principal risks associated with investing in a Fund.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2023

8. Line of Credit:

The Funds entered into an agreement on August 1, 2023, which enables them to participate in a $100 million uncommitted, secured, revolving line of credit with the Custodian. The agreement expires on July 29, 2024. The proceeds from the borrowings shall be used to provide temporary liquidity to the Funds as necessary in order to meet shareholder redemption needs. Interest is charged to the Funds based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then current prime-lending rate. The Funds’ holdings serve as collateral against any borrowings under the line of credit.

Borrowing activity for the year ended October 31, 2023, was the following:

	Maximum Amount	Interest	Average	Average	Number of Days on	Maximum Amount
Fund	of Line of Credit	Expense	Rate	Borrowing	Loan	Outstanding
Cambiar Opportunity Fund	$100,000,000	$137	8.50%	$194,000	3	$ 194,000
Cambiar SMID Fund	100,000,000	1,576	7.31	956,500	8	2,374,000
Cambiar Small Cap Fund	100,000,000	644	8.39	400,143	7	2,310,000
Cambiar International Equity Fund	100,000,000	31,241	7.78	3,309,000	42	10,770,000
Cambiar International Small Cap Fund	100,000,000	4,994	7.91	2,913,000	24	2,913,000

9. Concertation of Shareholders

At October 31, 2023, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of an omnibus account that are held on behalf of various individual shareholders, was as follows:

	No. of Shareholders	% of Ownership
Cambiar Opportunity Fund, Investor Class	3	69%
Cambiar Opportunity Fund, Institutional Class	3	57%
Cambiar SMID Fund, Investor Class	2	87%
Cambiar SMID Fund, Institutional Class	5	77%
Cambiar Small Cap Fund, Investor Class	4	67%
Cambiar Small Cap Fund, Institutional Class	4	75%
Cambiar International Equity Fund, Investor Class	1	74%
Cambiar International Equity Fund, Institutional Class	3	67%
Cambiar International Small Cap, Institutional Class	4	91%

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2023

10. Fund Merger

At a meeting held on May 23, 2022, the Trust’s Board considered a proposal for the reorganization three series of the Managed Portfolio Series trust (the “Acquired Funds”) into two series of the Trust managed by Cambiar (the “Acquiring Funds”). Specifically, the Board approved the reorganization of the Great Lakes Large Cap Value Fund and the Great Lakes Disciplined Equity Fund into the Cambiar Opportunity Fund, and the Great Lakes Small Cap Opportunity Fund into the Cambiar Small Cap Fund (together, the “Reorganization”). The investment objectives of the Acquired Funds were to seek total return, while the Cambiar Opportunity Fund’s investment objective is to seek total return and capital preservation, and the Cambiar Small Cap Fund seeks long-term appreciation. The principal investment strategies of the Acquired Funds and Acquiring Funds shared a number of similarities.

The Board of Trustees of the Managed Portfolio Series trust determined that the Reorganization was in the best interest of the Acquired Funds’ shareholders and approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”), which was subsequently approved by the Trust’s Board on May 23, 2022. The transfer of shareholder assets under the Reorganization was tax-free, meaning that neither the shareholders of the Acquired Funds nor the Acquiring Funds realized any gains or losses for federal income tax purposes as a result of the transaction. The Reorganization occurred following the close of business on December 9, 2022, whereby the assets and the stated liabilities of the Acquired Funds were transferred to the corresponding Acquiring Funds.

								Unrealized
								Appreciation/
								(Depreciation) on
Acquired Fund		Cash		Security Shares as Cost		Income		Investments		Net Assets
Great Lakes Large Cap Value Fund	$	3,328,076	$	22,855,306	$	58,535	$	5,008,613	$	31,250,530
Great Lakes Disciplined Equity Fund		85,202		11,377,712		15,507		(135,223)		11,343,198

					Net Assets After
Acquiring Fund	Shares Issued		Net Assets Prior to Merger		Merger
Cambiar Opportunity Fund	1,709,251	$	288,715,572	$	331,309,300

								Unrealized
								Appreciation/
								(Depreciation) on
Acquired Fund		Cash		Security Shares at Cost		Income		Investments		Net Assets
Great Lakes Small Cap Opportunity Fund	$	6,597,283	$	18,084,040	$	18,400	$	(1,115,262)	$	23,584,461

					Net Assets After
Acquiring Fund	Shares Issued		Net Assets Prior to Merger		Merger
Cambiar Small Cap Fund	1,548,863	$	72,877,526	$	96,461,987

11. Subsequent Events:

The Funds have evaluated the need for additional disclosures (other than what is disclosed in the preceding paragraphs) and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of October 31, 2023.

The Board of Trustees of the Trust, at the recommendation of the Adviser, approved a Plan of Liquidation on November 28, 2023, providing for the liquidation of the Cambiar International Small Cap Fund’s assets and the distribution of the net proceeds pro rata to the Cambiar International Small Cap Fund’s shareholders. In connection therewith, the Cambiar International Small Cap Fund’s was closed to investments from new and existing shareholders effective as of November 29, 2023. The Cambiar International Small Cap Fund ceased operations and liquidated on or about December 29, 2023.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and the Shareholders of Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, and Cambiar International Small Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, and Cambiar International Small Cap Fund (collectively referred to as the “Funds”) (five of the funds constituting The Advisors’ Inner Circle Fund (the “Trust”)), including the schedules of investments, as of October 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (five of the funds constituting The Advisors’ Inner Circle Fund) at October 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodians. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Cambiar Investors investment companies since 2005.

Philadelphia, Pennsylvania

December 29, 2023

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THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs.

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INTERESTED TRUSTEES [3,4]

Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEl Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund IIl, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.

N. Jeffrey Kiauder (Born: 1952)	Trustee (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 28 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2023

Nesher and Klauder are Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-777-8227. The following chart lists Trustees and Officers as of October 31, 2023.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, Catholic Responsible Investments Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund, SEI Global Assets Fund and SEI Investments - Guernsey Limited.

Former Directorships: Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018. Trustee of The KP Funds to 2022.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INDEPENDENT TRUSTEES[3]

Kathleen Gaffney (Born: 1961)	Trustee (since 2022)	Retired since 2019. Vice President and Portfolio Manager, Eaton Vance Management from 2012 to 2019.

Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Momingstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Momingstar, Inc., 2005 to 2007.

Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.

Robert Mulhall (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.

Bruce Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

Monica Walker (Born: 1958)	Trustee (since 2022)	Retired. Private Investor since 2017. Co-Founder (1991-2017), Chairman and Chief Executive Officer (2009 to 2017) and Chief Investment Officer - Equity (2007 to 2017) of Holland Capital Management, LLC (Chicago).

OFFICERS

Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 28 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2023

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund Il, Bishop Street Funds and Catholic Responsible Investments Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, and Catholic Responsible Investments Funds.

Former Directorships: Director of The Korea Fund, Inc. to 2019. Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund Il, Bishop Street Funds, and Catholic Responsible Investments Funds.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018. Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds.

Former Directorships: Trustee of The KP Funds to 2022. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund) to 2022.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds.

None.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years

OFFICERS (continued)

James Bernstein	Vice President and Assistant	Attorney, SEI Investments, since 2017.
(Born: 1962)	Secretary
	(since 2017)	Prior Positions: Seff-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois	Assistant Treasurer	Fund Accounting Manager, SEI Investments, since 2000.
(Born: 1973)	(since 2017)

Donald Duncan	Anti-Money Laundering	Chief Compliance Officer and Global Head of Anti-Money Laundering
(Born: 1964)	Compliance Officer and Privacy Coordinator (since 2023)	Strategy of SEI Investments Company since January 2023. Head of Global Ant-Money Laundering Program for Hamilton Lane Advisors, LLC from August 2021 until December 2022. Senior VP and Supervising Principal of Hamilton Lane Securities, LLC from June 2016 to August 2021. Senior Director at AXA-Equitable from June 2011 until May 2016. Senior Director at PRUCO Securities, a subsidiary of Prudential Financial, Inc. from October 2005 until December 2009.

Eric C. Griffth	Vice President and Assistant	Counsel at SEI Investments since 2019. Vice President and Assistant
(Born: 1969)	Secretary (since 2019)	General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

Matthew M. Maher (Born: 1975)	Vice President (since 2018) Secretary (since 2020)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Andrew Metzger	Treasurer, Controller and Chief	Director of Fund Accounting, SEI Investments, since 2020.
(Born: 1980)	Financial Officer	Senior Director, Embark, from 2019 to 2020. Senior Manager,
	(since 2021)	PricewaterhouseCoopers LLP, from 2002 to 2019.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2023

Other Directorships Held in the Past Five Years

None.

None.
None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)
Robert Morrow (Born: 1968)	Vice President (since 2017)	“Account Manager, SEI Investments, since 2007.

Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund Il, The Advisors’ Inner Circle Fund IIl, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2023

Other Directorships Held in the Past Five Years

None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2023

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2023 to October 31, 2023).

The table on the next page illustrates your Fund’s costs in two ways:

•  Actual Fund Return. This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

•  Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

DISCLOSURE OF FUND EXPENSES (Unaudited)

	Beginning Account Value 05/01/23	Ending Account Value 10/31/23	Annualized Expense Ratios	Expenses Paid During Period*
Cambiar Opportunity Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$997.20	0.86%	$4.33
Hypothetical 5% Return	$1,000.00	$1,020.87	0.86%	$4.38
Cambiar Opportunity Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$998.80	0.65%	$3.27
Hypothetical 5% Return	$1,000.00	$1,021.93	0.65%	$3.31
Cambiar SMID Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$937.30	0.94%	$4.59
Hypothetical 5% Return	$1,000.00	$1,020.47	0.94%	$4.79
Cambiar SMID Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$937.80	0.85%	$4.15
Hypothetical 5% Return	$1,000.00	$1,020.92	0.85%	$4.33
Cambiar Small Cap Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$914.70	0.99%	$4.78
Hypothetical 5% Return	$1,000.00	$1,020.22	0.99%	$5.04
Cambiar Small Cap Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$915.10	0.90%	$4.34
Hypothetical 5% Return	$1,000.00	$1,020.67	0.90%	$4.58

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2023

	Beginning Account Value 05/01/23	Ending Account Value 10/31/23	Annualized Expense Ratios	Expenses Paid During Period*
Cambiar International Equity Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$912.10	0.99%	$4.77
Hypothetical 5% Return	$1,000.00	$1,020.22	0.99%	$5.04
Cambiar International Equity Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$912.20	0.90%	$4.34
Hypothetical 5% Return	$1,000.00	$1,020.67	0.90%	$4.58
Cambiar International Small Cap Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$877.80	0.90%	$4.26
Hypothetical 5% Return	$1,000.00	$1,020.67	0.90%	$4.58

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2023

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 23–24, 2023 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2023

or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates to certain Funds. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with such Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2023

REVIEW OF THE LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

Pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

•

At a meeting of the Board held on May 23, 2023, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period from January 1, 2022 through December 31, 2022. Among other things, the Program Administrator’s report noted that:

•

The Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk during the period covered by the report.

•	During the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders.

•	Material changes had been made to the Program during the period covered by the report that incorporate applicable requirements of the Liquidity Rule relating to exchange-traded funds.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2023

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2023 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2023 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31 2023, each portfolio is designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Rec. Deduction (1)	Qualifying Dividend Income (2)
Cambiar Opportunity Fund	82.06%	17.94%	100.00%	88.34%	91.14%
Cambiar SMID Fund	2.96%	97.04%	100.00%	100.00%	100.00%
Cambiar Small Cap Fund	55.32%	44.68%	100.00%	100.00%	100.00%
Cambiar International Equity Fund	0.00%	100.00%	100.00%	0.00%	100.00%
Cambiar International Small Cap Fund	0.00%	100.00%	100.00%	0.00%	96.73%

	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Qualifying Business Income (6)	Foreign Tax Credit Pass Through (7)
Cambiar Opportunity Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Cambiar SMID Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Cambiar Small Cap Fund	0.00%	0.00%	100.00%	0.00%	0.00%
Cambiar International Equity Fund	0.00%	0.00%	0.00%	0.00%	17.04%
Cambiar International Small Cap Fund	0.00%	0.00%	0.00%	0.00%	1.33%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of “Ordinary Income Distributions.”

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

(7)

Foreign Tax Credit Pass Through represents amounts eligible for the foreign tax credit and is reflected as a percentage of “Ordinary Income Distributions.” the Cambiar International Equity Fund and the Cambiar International Small Cap Fund intend to pass through a foreign tax credit to shareholders. For the fiscal year ended October 31, 2023, the total amount of foreign source income for the Cambiar International Equity Fund and the Cambiar International Small Cap Fund was $4,515,418 and $459,103, respectively. The total amount of foreign taxes paid for the Cambiar International Equity Fund and the Cambiar International Small Cap Fund was $1,622,770 and $9,073, respectively. Your allocable shares of foreign tax credit will be reported on Form 1099 DIV.

(8)

The fund is designating a portion of the redemption proceeds as taxable net investment income and/or realized capital gain for dividend paid deduction purposes (equalization debits). This designation has no impact on shareholders’ income tax reporting. For shareholders’ income tax reporting, the amount of ordinary income and/or long-term gain, if any, will be designated on Form 1099-DIV.

The Cambiar Funds

P.O. Box 219009

Kansas City, MO 64121

1-866-777-8227

Investment Adviser

Cambiar Investors, LLC

200 Columbine Street

Suite 800

Denver, CO 80206

Distributor

SEl Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator

SEl Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel

Morgan, Lewis & Bockius, LLP

2222 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm

Ernst & Young LLP

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

CMB-AR-001-2200

(b)    Not applicable.

Item 2.    Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.    Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial expert is Robert Mulhall. Mr Mulhall is considered to be “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust.

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE October 31, 2023				FYE October 31, 2022
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$72,710	None	None		$72,710		None	None

(b)	Audit-Related Fees	None	None	None		None		None	None

(c)	Tax Fees	None	None	$115,395	(4)	$10,000	(2)	None	$256,295	(4)

(d)	All Other Fees	None	None	$47,411	(5)	None		None	$86,500	(5)

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Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2023			2022
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$550,800	None	None	$529,590		None	None

(b)	Audit-Related Fees	None	None	None	$10,000	(6)	None	None

(c)	Tax Fees	None	None	None	$2,000	(3)	None	None

(d)	All Other Fees	None	None	None	None		None	None

Fees billed by Cohen & Co. (“Cohen”) related to the Trust.

Cohen billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2023			2022
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$61,000	None	None	$61,000	None	None

(b)	Audit-Related Fees	None	None	None	None	None	None

(c)	Tax Fees	None	None	None	None	None	None

(d)	All Other Fees	None	None	None	None	None	None

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Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Final tax compliance services provided to McKee International Equity Portfolio.
(3)	Common Reporting Standard (“CRS”) tax services for the Sands Capital Global Growth Fund.
(4)	Tax compliance services provided to service affiliates of the funds.
(5)	Non-audit assurance engagements for service affiliates of the funds.
(6)	Fees related to consents for Cambiar N-14 filings.

(e)(1)    The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2023	2022
Audit-Related Fees	None	None

Tax Fees	None	None

All Other Fees	None	None

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(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2023	2022
Audit-Related Fees	None	None

Tax Fees	None	None

All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (Cohen):

	2023	2022
Audit-Related Fees	None	None

Tax Fees	None	None

All Other Fees	None	None

(f)    Not applicable.

(g)    The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years ended October 31st were $162,806 and $342,795 for 2023 and 2022, respectively.

(g)    The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years ended October 31st were $0 and $2,000 for 2023 and 2022, respectively.

(g)    The aggregate non-audit fees and services billed by Cohen for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2023 and 2022, respectively.

(h)    During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

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(i)    Not Applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)    Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.    Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

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Item 13.    Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2024

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Treasurer, Controller, and CFO

Date: January 9, 2024

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